As filed with the Securities and Exchange Commission on April 28, 2023

Securities Act File No. 333-229217

Investment Company Act File No. 811-23417

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.
Post-Effective Amendment No. 6	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Post-Effective Amendment No. 8	[X]

X-Square Balanced Fund, LLC

(Exact Name of Registrant as Specified in Charter)

Centro Internacional de Mercadeo II

90 Carr 165, Suite 803

Guaynabo, PR 00968

(Address of Principal Executive Offices)

(216) 566-5500

(Registrant’s Telephone Number, including Area Code)

X-Square Capital, LLC

Centro Internacional de Mercadeo II

90 Carr 165, Suite 803

Guaynabo, PR 00968

(Name and Address of Agent for Service)

With a copy to:

Andrew Davalla

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215

It is proposed that this post-effective amendment will become effective (check appropriate box):

[ ]	Immediately upon filing pursuant to paragraph (b)
[X]	On April 30, 2023 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	On (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

X-Square Balanced Fund, LLC

Class A – SQBFX

Class C – SQCBX

Institutional Class – SQBIX

Prospectus Dated:

April 30, 2023

This Prospectus provides important information about the X-Square Balanced Fund, LLC (the “Fund”) that you should know before investing. Please read it carefully and keep it for future reference.

The SEC has not approved or disapproved the Fund’s shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

X-Square Balanced Fund, LLC Centro Internacional de Mercadeo II, 90 Carr. 165, Suite 803, Guaynabo, Puerto Rico 000968 +1 787-282-1621 www.xsquarecapital.com info@xsquarecapital.com

X-Square Balanced Fund, LLC	Table of Contents

Summary Section	2
Investments	12
Risk Factors	12
Management of the Fund	22
How the Fund Values Its Shares	24
Investing in the Fund	25
Dividends, Distributions and Taxes	34
Additional Information	41
Financial Highlights	42

Prospectus | April 30, 2023	1

X-Square Balanced Fund, LLC

X-Square Balanced Fund, LLC

Investment Objective

The Fund seeks conservation of capital, current income and long-term growth of capital and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the “Sales Charges” section on page 29 of the Prospectus.

	Class A	Class C	Institutional Class
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)(1)	none	1.00%	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none
Redemption fee (as a percentage of amount redeemed, on shares held for 90 days or less)	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%	1.00%	1.00%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%
Other expenses	2.03%	2.02%	2.01%
Total annual fund operating expenses	3.28%	4.02%	3.01%
Fee waiver/reimbursement(2)	-0.53%	-0.52%	-0.51%
Total Annual Fund Operating Expenses After Fee Waiver/Reimbursement	2.75%	3.50%	2.50%

(1)

Investments in Class C shares will be subject to a 1.00% contingent deferred sales charge if the shares are sold within 12 months of purchase, unless you qualify for a waiver. See “Sales Charges - Contingent Deferred Sales Charge Waivers.”

(2)

X-Square Capital, LLC (the “Adviser”) has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until one year from the date of the Fund’s prospectus (through April 30, 2024), to ensure that Net Annual Operating Expenses (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions, interest, other expenditures that are not capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) will not exceed 2.75%, 3.50% and 2.50% of the Fund’s average daily net assets for Class A, Class C and Institutional Class shares, respectively. The Adviser will be permitted to recover, on a class-by-class basis, any fees waived and/or expenses reimbursed pursuant to the Agreement described above to the extent that the Fund expenses in later periods fall below the lesser of (i) the expense limitation in effect at the time the fees and/or expenses to be recovered were waived and/or reimbursed and (ii) the expense limitation in effect at the time the Adviser seeks to recover the fees or expenses. The Adviser will not be entitled to recover any such waived or reimbursed fees and expenses more than three years after the date on which the fees were waived or expenses were reimbursed. This Agreement shall continue automatically for periods of one year (each such one year period, a “Renewal Year”). This Agreement may be terminated, as to any succeeding Renewal Year, by either party upon 60 days’ written notice prior to the end of the then current Renewal Year. Notwithstanding the foregoing, this Agreement may be terminated by the Fund’s Board of Managers at any time if it determines that such termination is in the best interest of the Fund and its shareholders. The Adviser may not terminate this waiver arrangement without the approval of the Fund’s Board of Managers.

2	1-833-X-SQUARE | www.xsquarecapital.com

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation until its expiration). Although your actual costs may be higher or lower, under these assumptions, your costs would be:

With Redemption

	1 Year	3 Years	5 Years	10 Years
Class A	$813	$1,475	$2,124	$3,891
Class C	$453	$1,176	$2,016	$4,187
Institutional Class	$253	$882	$1,536	$3,287

You would pay the following expenses if you did not redeem your shares at the end of the period:

	1 Year	3 Years	5 Years	10 Years
Class A	$813	$1,475	$2,124	$3,891
Class C	$453	$1,176	$2,016	$4,187
Institutional Class	$253	$882	$1,536	$3,287

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the year ended December 31, 2022, the Fund’s portfolio turnover rate was 51.37% of the average value of its portfolio.

Prospectus | April 30, 2023	3

X-Square Balanced Fund, LLC

Principal Investment Strategies

The Fund uses a balanced approach to invest in a broad range of securities, including common stocks and investment-grade bonds (rated Baa3 or better or BBB or better by a Nationally Recognized Statistical Rating Organization designated by the Adviser or unrated but determined to be of equivalent quality).

Normally, the Fund will target a 60% allocation towards U.S. equity securities and a 40% allocation towards fixed-income securities, including, but not limited to, investment-grade corporate debt, U.S. agency securities, and U.S. mortgage-related and other asset-backed securities and related derivatives. The Fund may also invest in securities of foreign issuers. Although the Fund focuses on investments in larger capitalization companies, the Fund’s investments are not limited to a particular capitalization size. Certain less liquid or illiquid holdings of the Fund may include small- and micro-capitalization stocks.

The Fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by U.S. government agencies and instrumentalities. The percentage of the Fund’s assets invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of Fund shares. The Adviser may determine that it is appropriate to invest a substantial portion of the Fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. The Fund may invest without limitation in such instruments for temporary defensive purposes.

The Fund relies on the professional judgment of the Adviser to make decisions about the Fund’s portfolio investments. The Adviser seeks to invest in attractively valued securities that, in its opinion, represent long-term investment opportunities. The Adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the Adviser believes that they no longer represent relatively attractive investment opportunities.

There is no guarantee that the Fund will achieve its investment objectives.

Principal Risks

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in “Risk Factors” in this Prospectus. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

4	1-833-X-SQUARE | www.xsquarecapital.com

Liquidity Risk. Certain Fund holdings, such as micro-capitalization stocks and other thinly traded securities, may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the Fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Credit Risk. The issuer of bonds or other debt securities may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest or principal payments or otherwise honor its obligations.

Interest Rate Risk. During periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher. Securities with longer maturities tend to be more sensitive to changes in interest rates, causing them to be more volatile than securities with shorter maturities. Securities with shorter maturities tend to provide lower returns and be less volatile than securities with longer maturities. If interest rates rise, the Fund’s yield may not increase proportionately, and the maturities of fixed-income securities that have the ability to be prepaid or called by the issuer may be extended. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. The Fund may be exposed to heightened interest rate risk as interest rates rise from historically low levels. Changing interest rates may have unpredictable effects on the markets and the Fund’s investments. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. A low or negative interest rate environment poses additional risks to the Fund’s performance, including the risk that proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate. Fluctuations in interest rates may also affect the liquidity of fixed-income securities and instruments held by the Fund.

Large Cap Stock Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus solely on small- or medium-capitalization stocks.

Issuer Risk. The prices of, and the income generated by, securities held by the Fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investment Company Risk. Investment company risk includes the risks of investing in investment companies, including exchange-traded funds (“ETFs”), through your investment in the Fund. Investors will incur a proportionate share of the expenses of the investment company in which the Fund invests (including operating expenses and

Prospectus | April 30, 2023	5

X-Square Balanced Fund, LLC

management fees) in addition to the fees and expenses regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investments in direct proportion to the amount of assets the Fund invests in such investment company. Certain ETFs or closed-end funds traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.

Income-Oriented Stock Risk. Income provided by the Fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the Fund invests.

Growth-Oriented Stock Risk. Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Management Risk. The Adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the methods and analyses employed by the Adviser in this process may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Mid-Cap Stock Risk. Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and they may be dependent upon a particular niche of the market.

Small-Cap Stock Risk. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or they may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

Extension Risk. During periods of rising interest rates, a debtor may pay back a bond or other fixed-income security slower than expected or required, and the value of such security may fall.

Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the Fund having to reinvest the proceeds in lower-yielding securities, effectively reducing the Fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the Fund’s cash available for reinvestment in higher-yielding securities.

6	1-833-X-SQUARE | www.xsquarecapital.com

Non-U.S. Securities Risk. Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the Fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Prepayment (or Call) Risk. Because many issuers of fixed-income securities have an option to prepay their fixed-income securities, the exercise of such option may result in a decreased rate of return and a decline in value of those securities and accordingly, a decline in the Fund’s net asset value (“NAV”). Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yield on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid to purchase the securities.

LIBOR Risk. LIBOR risk is the risk that the transition away from the London Interbank Offered Rate (“LIBOR”) may lead to increased volatility and illiquidity in markets that are tied to LIBOR. LIBOR is a benchmark interest rate that is used extensively as a “reference rate” for financial instruments, including many corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Not all LIBOR-based instruments have an alternative to LIBOR and there is significant uncertainty regarding the effectiveness of alternative methodologies and the potential for market instability. The nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and the financial markets generally are unknown at this time.

Reinvestment Risk. The Fund may have difficulty reinvesting payments from debtors and may receive lower rates than from its original investments.

Prospectus | April 30, 2023	7

X-Square Balanced Fund, LLC

Derivatives Risk. Derivatives can be more sensitive to changes in interest rates and sudden fluctuations in market prices than conventional securities. Derivatives are also subject to liquidity and mispricing risks. Investments in derivative instruments, which may be leveraged, may result in losses exceeding the amounts invested. Derivatives are also subject to counterparty risk.

High-Yield Risk. The Fund’s high-yield fixed-income securities, sometimes known as “junk bonds” will be subject to greater credit risk, price volatility and risk of loss than investment-grade securities, which can adversely affect the Fund’s return and NAV. High-yield securities are considered highly speculative and are subject to the increased risk of an issuer’s inability to make principal and interest payments.

U.S. Government Securities Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this Fund fits into your overall investment program.

Performance

The bar chart and performance table below provide an indication of the risks of an investment in the Fund by showing how the Fund’s performance has varied from year to year, and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In particular, federal income taxes may not be applicable to certain Puerto Rico Investors (as such term is defined, and as further discussed, under “Dividends, Distributions and Taxes” below). After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Fund performance current to the most recent month-end is available and may be obtained on the Fund’s website at www.xsquarecapital.com or by calling (787) 282-1621, which may provide some indication of the risks of investing in the Fund.

8	1-833-X-SQUARE | www.xsquarecapital.com

Performance Bar Chart and Table

Institutional Class Shares Calendar Year Total Returns as of December 31, 20221

[1]	The returns shown in the bar chart are for Institutional Class Shares. The performance of Class A Shares and Class C Shares will differ due to differences in expenses and sales load charges.

During the period shown, the best and worst performance for a quarter were:

Institutional Class Shares
Best quarter:	10.91%	6/30/2022
Worst quarter:	-11.46%	3/31/2022

Average Annual Total Returns

For the Period Ended December 31, 2022

	1 Year	Since Inception (November 4, 2019)
Institutional Class Shares
Return Before Taxes	-10.59%	4.23%
Return After Taxes on Distributions	-11.41%	3.82%
Return After Taxes on Distributions and sale of shares	-6.30%	3.09%
Class A Shares
Return Before Taxes	-14.22%	2.72%
Class C Shares
Return Before Taxes	-12.43%	3.17%
S&P 500 Total Return Index	-18.11%	9.15%
60% S&P 500 and 40% Bloomberg U.S. Aggregate Bond Index	-15.79%	4.74%

Prospectus | April 30, 2023	9

X-Square Balanced Fund, LLC

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. Returns for Class A and Class C shares reflect the deduction of sales loads. After-tax returns for Class A and Class C shares, which are not shown, will vary from those shown for Institutional Class shares.

Investment Adviser

X-Square Capital, LLC (“X-Square” or the “Adviser”).

Portfolio Managers

Ignacio Canto and Gabriel Medina are primarily and jointly responsible for the day-to-day management of the Fund’s portfolio and have been portfolio managers since November 2019.

Purchase and Sale of Fund Shares

Purchases of shares are made only through institutional channels such as financial intermediaries and retirement plans. Class C shares may be purchased only through institutional channels, such as financial intermediaries and retirement platforms, which have established an agreement with the Fund’s distributor. You also may purchase shares through a brokerage firm or other intermediary that has contracted with the Fund to sell shares of the Fund. Investors generally may meet the minimum investment amounts by aggregating multiple accounts within the Fund.

Minimum Initial Investment for Class A Shares $5,000	Minimum Subsequent Investment for Class A Shares $1,000
Minimum Initial Investment for Class C Shares $5,000	Minimum Subsequent Investment for Class C Shares $1,000
Minimum Initial Investment for Institutional Class Shares $100,000	Minimum Subsequent Investment for Institutional Class Shares $10,000

You may purchase or redeem (sell) shares through a broker, dealer or other financial intermediary that has entered into an agreement with the Fund’s distributor.

You may normally redeem (sell) your shares on any Business Day that the New York Stock Exchange is open and the Fund receives such redemption request in good order by mail or telephone.

Tax Information

The Fund’s distributions are taxable, and they generally will be taxed as ordinary income or capital gains, unless you are investing through a tax- deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

10	1-833-X-SQUARE | www.xsquarecapital.com

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus | April 30, 2023	11

X-Square Balanced Fund, LLC

Investments

Principal Investments — Additional Information

This Prospectus describes Class A, Class C and Institutional Class shares of the Fund.

The Fund’s investment objectives, conservation of capital, current income and long-term growth of capital and income, are not fundamental and may be changed without a shareholder vote.

The Fund uses a balanced approach to invest in a broad range of securities, including common stocks and investment-grade bonds (rated Baa3 or better or BBB or better by a Nationally Recognized Statistical Rating Organization designated by the Adviser or unrated but determined to be of equivalent quality). Normally, the Fund will target a 60% allocation towards U.S. equity securities and a 40% allocation towards fixed-income securities, including, but not limited to, investment-grade corporate debt, U.S. agency securities, and U.S. mortgage-backed securities and related derivatives. The Fund may also invest in securities of foreign issuers. Although the Fund focuses on investments in larger capitalization companies, the Fund’s investments are not limited to a particular capitalization size.

The Fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the Fund’s assets invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of Fund shares. The Adviser may determine that it is appropriate to invest a substantial portion of the Fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. The Fund may invest without limitation in such instruments for temporary defensive purposes. For tactical purposes, the Fund may from time-to-time engage in active and frequent trading of portfolio securities in order to take advantage of market inefficiencies, which may also result in higher short-term capital gains that are taxable to shareholders.

For a more complete description of which securities the Fund can invest in and securities ratings, see the Statement of Additional Information (the “SAI”).

Risk Factors

As with all mutual funds, investing in the Fund involves certain risks. There is no guarantee that the Fund will meet its investment objective, and there is never any assurance that the Fund will perform as it has in the past. You can lose money by investing in the Fund. The Fund may use various investment techniques, some of which involve greater amounts of risk than others. To reduce risk, the Fund is subject to certain limitations and restrictions on its investments, which are described in more detail in the SAI.

The Fund is subject to the following principal risks:

●

Credit Risk. Credit risk, also called default risk, is the risk that an issuer of fixed-income securities held by the Fund may default on its obligation to pay interest and repay principal. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. High-quality securities are

12	1-833-X-SQUARE | www.xsquarecapital.com

generally believed to have relatively low degrees of credit risk. The Fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transactions. There is always the risk that the Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions, which may impair the Fund’s liquidity or cause a deterioration in the Fund’s NAV. Concerns over an issuer’s ability to make principal or interest payments may cause the value of a fixed-income security to decline. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.

●

Cybersecurity Risk. With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Fund’s operations, the Fund and its Adviser, custodian, transfer agent, distributor and other service providers and the financial intermediaries of each (collectively, “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyberattacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down a Fund or Service Provider website through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

Successful cyber-attacks or other cyber-failures or events affecting the Fund or its Service Providers may adversely impact the Fund or its shareholders. For instance, such attacks, failures or other events may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, or cause reputational damage. Such attacks, failures or other events could also subject the Fund or its Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient to cover these losses. The Fund or its Service Providers may also incur significant costs to manage and control Cyber Risk. While the Fund and its Service Providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated.

Cyber Risk is also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such issuers to lose value.

●

Derivatives Risk. An investment in derivatives can be more sensitive to changes in interest rates and sudden fluctuations in market prices than conventional securities. Investments in derivative instruments, which may be leveraged, may result in losses exceeding the amounts invested. The Fund’s losses may be greater if it invests in

Prospectus | April 30, 2023	13

X-Square Balanced Fund, LLC

derivatives than if it invests only in conventional securities. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Engaging in derivative transactions involves special risks, including (a) market risk that the Fund’s derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that the Fund will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, the Fund may suffer a loss whether or not the analysis of the Adviser is accurate.

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. The requirement to segregate assets to cover its obligations with respect to derivative contracts or special transactions may cause the Fund to miss favorable trading opportunities due to a lack of sufficient cash or liquid investments. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

The SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the notional amount of derivatives into which the Fund can enter, treats derivatives as senior securities and, if the Fund’s use of derivatives is more than a limited specified exposure amount, requires the Fund to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

●

Equity Securities Risk. Equity securities include common stocks, preferred stocks, investment companies including ETFs, interests in real estate investment trusts, convertible securities, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities.

Investing in equity securities involves market risk. Market risk is the risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Stock prices have historically risen and fallen in periodic cycles. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Individual companies may report poor results or be negatively affected by industry trends and developments, and the stock prices of such companies may decline in response. Price changes may be temporary or last for extended periods. Accordingly, the values of

14	1-833-X-SQUARE | www.xsquarecapital.com

the equity investments that the Fund holds may decline over short or extended periods. This volatility means that the value of your investment in the Fund may increase or decrease. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to market movements, and over longer periods during market downturns.

Over the past several years, stock markets have experienced substantial price volatility. Growth stocks are generally more sensitive to market movements than other types of stocks and their stock prices may therefore be more volatile and present a higher degree of risk of loss. Value stocks, on the other hand, may fall out of favor with investors and underperform growth stocks during any given period.

●

Foreign Investment Risk. Foreign investment risk is the risk involved with the Fund’s investments in foreign companies. Foreign investments pose additional risks including those relating to political, economic and regulatory events and circumstances unique to a country or region that affect those markets and their issuers. For example, compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. In addition, foreign securities markets may be less liquid, more volatile and subject to less governmental supervision than their counterparts in the U.S. Investments in foreign countries could be affected by factors that are not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Foreign settlement procedures may also involve additional risks. These factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.

●

High-yield Securities Risk. High-yield fixed-income and convertible securities (sometimes referred to as “junk bonds”) generally are rated BB or below by S&P Global Ratings, DBRS Morningstar® Ratings Limited or Fitch Ratings, or Ba or below by Moody’s Investor Service, Inc. (or have received a comparable rating from another Nationally Recognized Statistical Rating Organization), or, if unrated, are determined to be of comparable quality by the Adviser.

High-yield fixed-income and convertible securities are considered predominantly speculative by traditional investment standards. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers also is greater because low-rated securities generally are unsecured and often are subordinated to the rights of other creditors of the issuers of such securities.

Investment by the Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation will be uncertain. The Fund also may incur additional expenses in seeking recovery on defaulted securities.

Prospectus | April 30, 2023	15

X-Square Balanced Fund, LLC

The secondary market for lower-quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-quality securities. In addition, market trading volume for these securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for the Fund to obtain precise valuations of such securities in its portfolio.

Investments in lower-quality securities, whether rated or unrated, will be more dependent on the Adviser’s credit analysis than would be the case with investments in higher-quality securities.

●

Interest Rate Risk. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. For example, if a bond has a duration of 5 years, a 1% rise in rates would result in a 5% decline in the bond’s price. If a bond has a duration of 10 years, a 1% rise in interest rates would result in a 10% decline in the bond’s price. Certain factors, such as the presence of call features, may cause a particular fixed-income security, or the Fund as a whole, to exhibit less sensitivity to changes in interest rates. Certain countries and regulatory bodies may use negative interest rates as a monetary policy tool to encourage economic growth during periods of deflation. In a negative interest rate environment, debt instruments may trade at negative yields, which means that the purchaser of the instrument may receive at maturity less than the total amount invested.

●

Investment Company Risk. Investment company risk includes the risks of investing in investment companies, including ETFs, through your investment in the Fund. Investors will incur a proportionate share of the expenses of the investment company in which the Fund invests (including operating expenses and management fees) in addition to the fees and expenses regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investments in direct proportion to the amount of assets the Fund invests in such investment company. Certain ETFs or closed-end funds traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. The SEC recently adopted revisions to the rules permitting funds to invest in other investment companies to streamline and enhance the regulatory framework applicable to fund of funds arrangements. While new Rule 12d1-4 permits more types of fund of fund arrangements without reliance on an exemptive order or no-action letters, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund

16	1-833-X-SQUARE | www.xsquarecapital.com

investment agreements, and limits on most three-tier fund structures. Rule 12d1-4 was effective January 19, 2021. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters was effective January 19, 2022.

●

Large Cap Stock Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the Fund purchases the company’s securities. Market capitalizations of companies change over time. The Fund is not obligated to sell a company’s security simply because, subsequently to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the Fund.

●

Liquidity Risk. Liquidity risk is the risk that the Fund will not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing its ability to sell particular securities or close derivative positions at an advantageous market price or other reasons. Certain portfolio securities, such as micro-capitalization stocks and other thinly traded securities, may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like or difficult to value. The Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these events could have a negative effect on portfolio management or performance. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for certain fixed-income securities. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed-income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities derivatives or securities with potential market and/or credit risk tend to have the greatest exposure to liquidity risk. All of these risks may increase during periods of market volatility. Pursuant to Rule 22e-4 under the 1940 Act, the Fund may invest up to 15% of its net assets in illiquid investments, which are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4.

●

Management Risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. There can be no guarantee that the Adviser’s investment techniques or investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax

Prospectus | April 30, 2023	17

X-Square Balanced Fund, LLC

developments may affect the investments or investment strategies available to the Adviser in connection with managing the Fund, which may also adversely affect the ability of the Fund to achieve its investment objective.

●

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The COVID-19 global pandemic and the aggressive responses taken by many governments had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Russia’s recent military interventions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in this Prospectus.

●

Mortgage-Related and other Asset-Backed Securities. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, automobile loans, credit card receivables and other financial assets. In effect, these securities “pass through” the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). Examples of asset-backed

18	1-833-X-SQUARE | www.xsquarecapital.com

securities also include collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities.

A CBO is a trust typically collateralized by a pool that is backed by a diversified pool of high-risk, below-investment-grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and other subordinate corporate loans, including loans that may be rated below investment-grade or equivalent unrated loans.

In addition to credit and market risk, asset-backed securities may involve prepayment risk because the underlying assets (loans) may be prepaid at any time. Prepayment (or call) risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage or other asset-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower-yielding securities. The loss of higher-yielding securities and the reinvestment at lower interest rates can reduce the Fund’s income, total return and share price.

The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the service agent, the financial institution providing the credit support or the counterparty. Unlike mortgage-backed securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Credit supports generally apply only to a fraction of a security’s value. Like other fixed-income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset- backed security with prepayment features may not increase as much as that of other fixed-income securities. In addition, non- mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables. If the issuer of the security has no security interest in the related collateral, there is the risk that the Fund could lose money if the issuer defaults. CBOs and CLOs are generally offered in tranches that vary in risk and yield. Both CBOs and CLOs can experience substantial losses due to actual defaults of the underlying collateral, increased sensitivity to defaults due to collateral default and disappearance of junior tranches that protect the more senior tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class.

Prospectus | April 30, 2023	19

X-Square Balanced Fund, LLC

In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities of underperforming assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

●

Prepayment (or Call) Risk. Prepayment (or call) risk is the risk that prepayment of the underlying mortgages or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities. As interest rates fall and certain obligations are paid off by obligors more quickly than originally anticipated, the Fund may invest the proceeds in securities with lower yields.

●

Small- and Mid-Cap Investments. Investments in small- and mid-capitalization companies involve greater risk and more abrupt or erratic price movements than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth or earnings prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small- and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small- and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management or upon a small or inexperienced management group; and may be susceptible to losses and risks of bankruptcy. Small- and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel.

Transaction costs for small- and mid-capitalization investments are often higher than those of larger capitalization companies. Investments in small- and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes. As a result, their performance can be more volatile and they may face a greater risk of business failure, which could increase the volatility of the Fund’s investments. Securities of small companies may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

20	1-833-X-SQUARE | www.xsquarecapital.com

●

U.S. Government Securities Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

These instruments include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. They also include obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by an agency, instrumentality or sponsored enterprise thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. U.S. treasury obligations also include floating rate public obligations of the U.S. Treasury.

Not all U.S. government obligations carry the same credit support. Although many U.S. government securities are issued by entities chartered or sponsored by Acts of Congress, such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, such securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. Some, such as those of the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. Treasury, although this guarantee applies only to principal and interest payments and does not apply to losses resulting from declines in the market value of these securities. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than

Prospectus | April 30, 2023	21

X-Square Balanced Fund, LLC

U.S. government securities that are supported by the full faith and credit of the United States (e.g. U.S. Treasury bonds).

To the extent the Fund invests in debt instruments or securities of non-U.S. government entities that are backed by the full faith and credit of the United States, pursuant to the Federal Deposit Insurance Corporation Debt Guarantee Program (the “Debt Guarantee Program”) or other similar programs, there is a possibility that the guarantee provided under the Debt Guarantee Program or other similar programs may be discontinued or modified at a later date.

A description of the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio securities is available in the SAI.

Management of the Fund

The Board has the overall responsibility for the management of the Fund.

Investment Adviser

The Adviser, a Puerto Rico limited liability company registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”), is the investment adviser of the Fund. The Adviser is located at Centro Internacional de Mercadeo II, 90 Carr. 165, Suite 803, Guaynabo, Puerto Rico 00968. As of February 28, 2023, the Adviser had approximately $295,646,453 million in assets under management.

The Adviser supervises and assists in the overall management of the affairs of the Fund, subject to oversight by the Board.

As compensation for advisory services to the Fund, the Adviser is entitled to an advisory fee of 1.00% of the average daily net assets of the Fund. The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until one year from the date of the Fund’s prospectus (through April 30, 2024), to ensure that Net Annual Operating Expenses (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions, interest, other expenditures that are not capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) will not exceed 2.75%, 3.50% and 2.50% of the Fund’s average daily net assets for Class A, Class C and Institutional Class shares, respectively. The Adviser will be permitted to recover, on a class-by-class basis, any fees waived and/or expenses reimbursed pursuant to the Agreement described above to the extent that the Fund expenses in later periods fall below the lesser of (i) the expense limitation in effect at the time the fees and/or expenses to be recovered were waived and/or reimbursed and (ii) the expense limitation in effect at the time the Adviser seeks to recover the fees or expenses. The Adviser will not be entitled to recover any such waived or reimbursed fees and expenses more than three years after the date on which the fees were waived or expenses were reimbursed. This Agreement shall continue automatically for periods of one year (each such one-year period, a “Renewal Year”). This Agreement may be terminated, as to any succeeding Renewal Year, by either party upon 60 days’ written notice prior to the end of the then current Renewal Year. Notwithstanding the foregoing, this Agreement may be terminated by the Fund’s Board of Managers at any time

22	1-833-X-SQUARE | www.xsquarecapital.com

if it determines that such termination is in the best interest of the Fund and its shareholders. The Adviser may not terminate this waiver arrangement without the approval of the Fund’s Board of Managers.

For the fiscal year ended December 31, 2022, Adviser earned an advisory fee equal to 0.47% of the Fund’s average daily net assets.

A discussion of the approval of the Fund’s investment advisory agreement is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2022.

Portfolio Managers

Ignacio Canto and Gabriel Medina are primarily and jointly responsible for the day-to-day management of the Fund’s portfolio.

Ignacio Canto, CFA – Mr. Canto, President of the Adviser, has been a portfolio manager of the Fund since November 2019 and joined the Adviser in 2013. Mr. Canto was Executive Vice President and Treasurer of Government Development Bank for Puerto Rico (“GDB”) from August 2010 until December 31, 2012. In such capacity, he was responsible for GDB’s asset and liability management, and for pricing and structuring over $18 billion of bonds issued by the Commonwealth of Puerto Rico and its instrumentalities. While at GDB, Mr. Canto implemented a global macro trading strategy with success, focusing on fundamental trends and technical studies. Between July 2005 and August 2010, Mr. Canto worked as a portfolio manager and portfolio analyst at Santander Asset Management Corporation, where he traded interest rate derivatives, U.S. Government agency debentures, structured products, municipal bonds, equities and equity derivatives, and in the Investment Banking division of Santander Securities Corporation. Mr. Canto has a Bachelor of Business Administration with a concentration in Finance from Boston University’s School of Management. Mr. Canto holds the Chartered Financial Analyst (“CFA”) designation and the Financial Risk Manager (“FRM”) designation.

Gabriel Medina, CFA – Mr. Medina, Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since November 2019 and joined the Adviser in 2015. Mr. Medina began his career as a Process Engineer in Boston as part of a leadership program focused on developing performance, cross-cutting, and leadership skills at Saint-Gobain, a worldwide manufacturer. While working toward his graduate degree in 2013, he consulted for Lionchase Holdings, a private equity firm focused on the development of microcap firms. As part of his work, Mr. Medina assisted the general partner in the development of leverage buyout (“LBO”) models for distressed, privately owned firms. In 2014, Mr. Medina joined Liberty Mutual Insurance as a Business Analyst responsible for the development and monitoring of monthly performance reports for the auto claims department division. Mr. Medina later joined Accenture as a Business Analyst in Los Angeles, where he worked on the delivery and implementation of solutions to IT challenges faced by multinational companies. Mr. Medina has a Bachelor of Science in Mechanical Engineering from Boston University and a Master in Finance from the University of Massachusetts. Mr. Medina holds the Chartered Financial Analyst (“CFA”) designation.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of the Fund’s shares.

Prospectus | April 30, 2023	23

X-Square Balanced Fund, LLC

How the Fund Values Its Shares

The Fund calculates its share price for each class of shares, or its NAV, each business day as of the close of regular trading on the New York Stock Exchange, Inc. (the “NYSE”), which is normally at 4:00 p.m. Eastern Time (“ET”). A business day is a day on which the NYSE is open for trading.

The NAV for each class of shares of the Fund is calculated by dividing the value of the Fund’s net assets attributable to that class of shares by the number of the Fund’s outstanding shares of that class.

You can request the Fund’s current NAV by calling the Fund at 1-833-X-SQUARE or a broker-dealer with whom the Fund’s distributor has entered into a sales agreement (an “Authorized Dealer”). The NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

Securities owned by the Fund that are listed primarily on foreign exchanges may trade on weekends or on other days on which the Fund does not price its shares. In this case, the value of the Fund’s shares may change on days when you are not able to buy or sell shares.

The Fund values its investments based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Board. The Board has delegated the fair valuation of the Fund’s portfolio securities to a Valuation Designee (the “Valuation Designee”). The Valuation Designee is comprised of the Adviser’s personnel. The Valuation Designee determines a portfolio security’s fair value in accordance with guidelines approved by the Board and pursuant to Rule 2a-5 of the Investment Company Act of 1940. The Valuation Designee periodically presents reports of its activities to the Board.

A security’s market quotation may not be considered “readily available” in situations in which: (i) a quoting dealer no longer provides prices, or data is otherwise missing with respect to a particular security priced by that dealer; (ii) there is no market quotation available because the security is restricted or not actively traded; (iii) the security’s price includes a component for dividends or interest income accrued; or (iv) spreads between bid and asked prices are so large as to render them questionable.

A portfolio security may be fair valued if significant events have occurred that may affect the value of the security, including, but not limited to, natural disasters, armed conflicts, and significant government actions. In this regard, consideration must be given to significant events (especially with respect to foreign securities) that have occurred after the exchange or market has closed but before the time as of which the Fund’s NAV is calculated. Significant events may relate to a single issuer or to an entire market sector. In addition, significant fluctuations in domestic or foreign markets may constitute a significant event.

Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair valuation of one or more securities may not, in retrospect, reflect the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV.

24	1-833-X-SQUARE | www.xsquarecapital.com

As a result, the Fund’s sale, exchange or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Investing in the Fund

This section provides information to assist you in buying, exchanging and redeeming shares of each class of the Fund. You may buy, exchange or redeem shares on any business day at a price based on the NAV that is calculated after you place your order, plus any applicable sales load in the case of Class A shares. A contingent deferred sales charge may apply at the time you sell certain Class C Shares. Please read the entire Prospectus carefully before buying shares of the Fund.

How to Buy Shares

Opening an Account

Purchases are made only through institutional channels such as financial intermediaries and retirement plans, which have established an agreement with the Fund’s distributor. You may be charged a separate fee by the brokerage firm or other intermediary through whom you purchase shares. Shares of the Fund are available exclusively to residents of the United States, its territories and possessions. Contact your financial intermediary or a Fund representative at 1-833-X-SQUARE, or refer to your plan documents for further information on how to invest in the Fund, including additional information on minimum initial and subsequent investment minimums.

Your investment in the Fund should be intended as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We also may ask to see your driver’s license or other identifying documents, and it may take additional steps to verify your identity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identify, the Fund may restrict further investment until your identify is verified.

However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment. The Fund has appointed an Anti-Money Laundering Compliance Officer to oversee these policies.

Prospectus | April 30, 2023	25

X-Square Balanced Fund, LLC

If you have any questions regarding the Fund, please call the transfer agent at 1-833-X-SQUARE.

Purchasing Shares

You may buy shares on any “business day.” Business days are Monday through Friday, other than days the NYSE is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Class A shares, Class C shares and Institutional Class shares of the Fund are sold at NAV per share, plus any applicable sales charge in the case of Class A shares. The NAV generally is calculated as of the close of trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m., prevailing ET. The NAV of each class of shares of the Fund is calculated by taking the total value of the Fund’s assets attributed to that class, subtracting its liabilities, and then dividing by the total number of shares of that class outstanding, rounded to the nearest cent.

Purchase orders received by a designated intermediary before the close of trading on the NYSE will be effective at the NAV next calculated after your order is received. On occasion, the NYSE closes before 4:00 p.m. ET. When that happens, purchase orders received after the NYSE closes will be effective the following business day.

The Fund may limit the amount of purchases and refuse to sell to any person.

The trustee of an IRA, organized through the establishment of a trust created under the laws of the Commonwealth of Puerto Rico, that makes an investment in the Fund can consider such investment toward its compliance with the investment requirements imposed under Section 1081.02(a)(3) of the Puerto Rico Internal Revenue Code of 2011, as amended.

Minimum Investments

The minimum initial investment for Class A and Class C shares is $5,000. The minimum initial investment for Institutional Class shares is $100,000. The minimum subsequent investment for Class A and Class C shares is $1,000, and the minimum subsequent investment for Institutional Class shares is $10,000. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund, and you may be required to redeem your shares if the value of your shares in the Fund falls below the minimum initial investment due to redemptions. For more information, please read “Additional Redemption Information” below. Fund shareholders may transfer shares between the Class A, Class C and the Institutional Class, typically on a tax-free basis. Share class transfers must generally meet the minimum investment requirements for the applicable share class, though the Fund reserves the right to waive or change the investment minimums. Such exchanges may be subject to a contingent deferred sales charge, a redemption fee or other fees, at the discretion of the Fund. Contact your intermediary for more details.

The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower depending on the financial intermediary, brokerage firm or other financial institution through which you purchase shares. To the extent investments of individual

26	1-833-X-SQUARE | www.xsquarecapital.com

investors are aggregated into an omnibus account established by an investment adviser, brokerage firm, retirement plan sponsor or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

It is the responsibility of the brokerage firm or intermediary to enforce compliance with investment minimums.

Other Purchase Information

The Fund may authorize certain brokerage firms and other intermediaries (including its designated correspondents) to accept purchase and redemption orders on its behalf. The Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the brokerage firm or other intermediary to transmit orders promptly to the Fund’s transfer agent.

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of the Fund’s shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.

The Fund may invest a portion of its assets in small-capitalization companies. Because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than funds that invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage also may cause dilution in the value of Fund shares held by other shareholders. The Board has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy applies to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify or eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders and typically provide the Fund with a net purchase or redemption request on any given day. That is, purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so.

The Fund also will impose a redemption fee on shares redeemed within 90 days of purchase. For more information, please see “Redemption Fee” below.

Prospectus | April 30, 2023	27

X-Square Balanced Fund, LLC

Choosing a Share Class

Class A, Class C and Institutional Class shares are offered by this prospectus. For more information about these classes of shares and whether or not you are eligible to purchase these shares, please call 1-833-X-SQUARE. Information regarding sales charges and certain waivers of and exemptions from sales charges is available on the Fund’s website at www.xsquarecapital.com.

Each class of the Fund represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. When choosing a share class, you should consider:

●	how much you plan to invest;
●	how long you expect to own the shares;
●	the expenses paid by each class; and
●	for Class A Shares, whether you qualify for any reduction or waiver of any sales charges.

You should consult your financial intermediary about which class is most suitable for you.

Sales Charges

An initial sales charge may apply to your purchase of Class A shares of the Fund based on the amount invested, as set forth in the table below. The sales charge is allocated between the Fund’s distributor and your financial intermediary. The sales charge depends on the amount you are investing (generally, the larger the investment, the lower the percentage sales charge), and is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notifies the Fund). Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table below. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. (Hence, the “offering price” includes the front-end sales load.) Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

Amount of Purchase at Offering Price	Class A Shares Sales Charge as a Percentage of Offering Price(1)	Class A Sales Charge as a Percentage of Net Amount Invested	Class A Dealer Concession as a Percentage of Offering Price
Under $50,000	5.50%	5.82%	4.75%
$50,000 but under $100,000	4.50%	4.71%	4.00%
$100,000 but under $250,000	3.50%	3.63%	3.00%
$250,000 but under $500,000	2.50%	2.56%	2.00%
$500,000 but under $1,000,000	2.00%	2.04%	1.75%
$1,000,000 and above	None	None	0%

(1)	Offering price includes the initial sales charge.

28	1-833-X-SQUARE | www.xsquarecapital.com

Except as provided below, investments in Class C shares will be subject to a 1.00% contingent deferred sales charge if the shares are sold within 12 months of purchase. The contingent deferred sales charge is based on the original purchase cost or the market value of the shares being sold, whichever is less. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See “Contingent Deferred Sales Charge Waivers” below. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest.

Qualifying for a Reduction or Waiver of Class A Shares Sales Charge

You may be able to lower your Class A shares initial sales charge under certain circumstances. You can combine Class A shares you already own with your current purchase of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of shares and purchases are described below. Contact your financial intermediary for more information. In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described below in “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Fund may waive Class A sales charges on investor purchases including shares purchased by:

●	Officers, directors, trustees and employees of the Adviser and its affiliates;

●	Registered representatives and employees of financial intermediaries with a current selling agreement with the Fund’s distributor or the Adviser;

●	Immediate family members of all such persons as described above;

●	Financial intermediary supermarkets and fee-based platforms; and

●

Financial intermediaries who have entered into an agreement with the Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers. Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

Right of Accumulation

You may purchase Class A shares at a reduced initial sales charge by aggregating (1) the dollar amount of the new purchase (measured by the offering price) and (2) the value of your accumulated holdings of all Class A shares of the Fund then held by you, or held in the accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. Subject to the transfer agent’s and your intermediary’s capabilities, the value of your accumulated holdings will be calculated as the higher of (i) the current value of your existing holdings as of the day prior to your investment or (ii) the amount you invested (including reinvested dividends and capital

Prospectus | April 30, 2023	29

X-Square Balanced Fund, LLC

gains, but excluding capital appreciation) less any withdrawals, in each case, including holdings held in applicable accounts identified under “Aggregating Accounts.” In order to obtain such discount, you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Aggregating Accounts

To take advantage of lower initial sales charges on large purchases of Class A shares or through the exercise of right of accumulation, the following persons may qualify to aggregate accounts:

●	an individual;

●	an individual and his or her spouse within the same household or custodial accounts for your minor children under the age of 21; and

●	any individuals sharing the same social security or tax identification number.

To receive a reduced sales charge under rights of accumulation, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.

Contingent Deferred Sales Charge Waivers

The contingent deferred sales charge on Class C shares will be waived in the following cases:

●	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;

●	tax-free returns of excess contributions to IRAs;

●	redemptions due to death or post purchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities);

●

in the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Fund of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a contingent deferred sales charge; however, redemptions made after the Fund is notified of the death of a joint tenant will be subject to a contingent deferred sales charge;

●	redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document; and

30	1-833-X-SQUARE | www.xsquarecapital.com

●	the following types of transactions, if they do not exceed 12% of the value of an account annually:

●

required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 and ½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver); and

●

redemptions through an automatic withdrawal plan (“AWP”). For each AWP payment, assets that are not subject to a contingent deferred sales charge, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a contingent deferred sales charge to cover a particular AWP payment, shares subject to the lowest contingent deferred sales charge will be redeemed next until the 12% limit is reached. Any dividends and/or capital gains distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and it is recalculated at the time each additional redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a contingent deferred sales charge may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares from which you are making the redemption.

If requested, the contingent deferred sales charge on Class C shares will be waived for bulk conversions to another share class in cases where the Fund’s transfer agent determines the benefit to the Fund of collecting the contingent deferred sales charge would be outweighed by the cost of applying it.

Contingent deferred sales charge waivers are allowed only in the cases listed here and in the SAI. To have your Class C contingent deferred sales charge waived, you must inform your advisor or the Fund at the time you redeem shares that you qualify for such a waiver.

How to Redeem Shares

Redeeming Shares

Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with redemptions of shares. The Fund will redeem all full or fractional shares of the Fund upon request on any business day at the applicable NAV determined after the receipt of instruction in the proper form, less any applicable redemption fees. Subject to the limitation regarding in-kind redemptions described below, redemption proceeds typically will be sent by the requested method of payment (i.e. check, ACH, or wire) within one to two business days but may take up to seven days. The Fund typically pays redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, from the sale of portfolio securities, and/or the use of a line

Prospectus | April 30, 2023	31

X-Square Balanced Fund, LLC

of credit. These redemption payment methods are expected to be used in regular and stressed market conditions. Your redemption proceeds will be sent to you in accordance with your agreement with your financial intermediary. All redemptions of shares purchased within 90 days will be subject to a redemption fee. For more information, please see “Redemption Fee” in this Prospectus. If you are redeeming from a retirement account, you must complete the appropriate distribution form and may be required to provide employer authorization. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any business day, the redemption will be effective on the date of receipt. If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE on a regular business day, the redemption notice will be deemed received as of the next business day. The value of shares at the time of redemption may be more or less than the shareholder cost. The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments at your bank, when shareholder payment instructions are followed.

All redemptions must be received in proper form by a brokerage firm or other intermediary selling Fund shares. Please contact your broker-dealer or financial intermediary for additional details. The Fund may require that a Medallion signature guarantee be provided if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. Please call 1-833-977-8273 (833-X-SQUARE) - Local 720-931-3399 for information on obtaining a Medallion signature guarantee. The Fund also may require that signatures be guaranteed for redemptions of $100,000 or more.

Redemptions-In-Kind

Generally, all redemptions will be for cash. However, if you redeem shares worth more than $250,000 or 1% of the value of the Fund’s assets, the Fund reserves the right to pay all or part of your redemption proceeds in readily marketable securities instead of cash under unusual circumstances in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. In the event that an in-kind distribution is made, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

Redemption Fee

Shareholders that redeem shares within 90 days of purchase will be assessed a redemption fee of 1.00% of the amount redeemed. The Fund uses a “first in, first out” method for calculating the redemption fee. This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, involuntary redemptions of small accounts by the Fund, and transactions initiated by a retirement plan sponsor or participant are not subject to the redemption fee. The redemption fee is paid directly to and retained by the Fund, and is designed to deter excessive short-term trading and to offset brokerage commissions, market impact, and other costs that may be associated with short-term money movement in and out of the Fund. Due to operational

32	1-833-X-SQUARE | www.xsquarecapital.com

considerations, the Fund may permit certain brokerage firms and intermediaries to not impose a redemption fee or to alter the amount or terms of the redemption fee. You should contact your brokerage firm or intermediary for more information on whether the redemption fee will be applied to redemptions of your shares.

The Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund’s redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

Additional Redemption Information

If you are not certain of the redemption requirements, please call the transfer agent at 1-833-X-SQUARE. Redemptions specifying a certain date or share price cannot be accepted and will be returned. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the SEC, the Fund may suspend redemptions or postpone payment dates. Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require that you redeem all of your shares in the Fund upon 30 days written notice if the value of your Class A or Class C Shares of the Fund is less than $5,000, or your Institutional Class Shares of the Fund is less than $100,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund also are subject to involuntary redemption if the Board determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences to you and about which you should consult your tax adviser.

Distribution and Services Plan

The Board has adopted a Distribution and Services Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year with respect to Class A shares, 0.00% with respect to Institutional Class shares and 1.00% with respect to Class C shares. The Class C distribution fee includes a distribution fee of up to 0.75% and a service fee of up to 0.25%. The Fund may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers. The Fund may pay a servicing fee to broker-dealers and others who sponsor “no transaction fee” or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

Under the Plan, the Distributor is entitled to retain all fees paid under the Plan for the first 12 months on any investment in Class C shares to recoup expenses with respect to the payment of commissions on sales of Class C shares. Financial intermediaries will become eligible to receive such compensation beginning in the 13th month following the purchase of Class C shares.

By purchasing shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum

Prospectus | April 30, 2023	33

X-Square Balanced Fund, LLC

front-end sales charge permitted by the rules of FINRA. The net income attributable to shares will be reduced by the amount of distribution fees and service fees and other expenses of the Fund.

Payments to Financial Intermediaries and Other Arrangements

The Adviser and/or its affiliates may enter into arrangements to make payments for additional activities to select financial intermediaries intended to result in the sale of Fund shares and/or other shareholder servicing activities out of the Adviser’s own resources (which may include profits from providing advisory services to the Fund). These payments are often referred to as “revenue sharing payments” and the revenue sharing payment amount generally varies by financial intermediary. The aggregate amount of the revenue sharing payments is determined by the Adviser and may be substantial. Revenue sharing payments create no additional cost to the Fund or its applicable shareholders.

Revenue sharing payments may create an incentive for a financial intermediary or its employees or associated persons to recommend or sell shares of a Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary’s investment professional for details about revenue sharing payments it may be receiving.

Dividends, Distributions and Taxes

Dividends and Distributions

The Fund passes along its investment earnings to you in the form of dividends and capital gains distributions. Dividends are the net income from investments after expenses. The Fund declares and pays dividends from its net investment income at least annually. If there are any short-term capital gains on the sale of investments, they are distributed as necessary. Normally, the Fund will pay any long-term capital gains once a year.

You can receive dividends and distributions in one of the following ways:

●

Reinvestment. You can automatically reinvest your dividends and distributions in additional shares of the Fund. This option is followed by the Fund unless you indicate another choice on your account application.

●	Cash. Please contact your broker-dealer or financial intermediary for additional details.

Taxes

The following is a summary of certain U.S. federal income tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents (not including bona fide residents of Puerto Rico) or taxable entities created or organized under the laws of a State of the United States (collectively, the “U.S. Investors”). The Fund will be treated as a foreign corporation not engaged in a trade or business in the United States for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”) and does not intend to derive income treated as effectively connected with a trade or business in the United States. As a foreign corporation not engaged in a trade or business in the United States, the Fund will only be subject to United States federal

34	1-833-X-SQUARE | www.xsquarecapital.com

income taxes if it realizes certain items of U.S. source income of a fixed or determinable annual or periodic nature, in which case the Fund will be subject to withholding of United States federal income tax at a 30% gross rate on such U.S. source income (not including interest received by the Fund on certain registered obligations). Moreover, dividends paid by the Fund should be considered to be derived from Puerto Rico sources and thus, foreign source for U.S. Investors. You should consult your tax adviser for further information regarding federal, state, local and foreign tax consequences relevant to your specific situation, including the consequences of investing in a passive foreign investment company (“PFIC”).

Based on the proposed activities of the Fund, its ownership structure and its classification as a foreign corporation, under the U.S. Code, the Fund will be treated as a PFIC. In the case of individuals who are bona fide residents of Puerto Rico or entities organized under the laws of Puerto Rico for which investment in the Fund is not part of their trade or business (the “Puerto Rico Investors”), distributions paid by the Fund to the Puerto Rico Investors or gains from the disposition of Fund shares should not be subject to U.S. federal income taxes. Also, under proposed regulation under the U.S. Code, individuals who are bona fide residents of Puerto Rico are not subject to the PFIC provisions if they were bona fide residents of Puerto Rico during the entire time they held the shares of the Fund. Generally, the U.S. federal income tax treatment for U.S. Investors is as set forth below.

Distributions. The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). In general, the Fund’s distributions will be taxable to you for federal, state and local income tax purposes. Distributions are taxable whether they are received in cash or reinvested in Fund shares. For federal income tax purposes, Fund distributions are generally taxable to you as ordinary income.

Notwithstanding the above, under the PFIC rules, a U.S. Investor, i.e., a citizen or resident of the United States, a U.S. domestic corporation, or an estate or trust that is taxed as a resident of the United States (such a shareholder is referred to in this section as a “U.S. shareholder”) who receives a distribution from a PFIC in excess of 125% of the average amount of distributions such shareholder has received from the PFIC during the three preceding taxable years (or shorter period if the U.S. shareholder has not held the stock for three years), the U.S. shareholder is treated as receiving an excess distribution equal to such excess. In general, an excess distribution is taxed as ordinary income, and to the extent it is attributed to one or more earlier years in which the PFIC shares were held, it will constitute a deferred tax amount subject to the highest tax rate in effect for such earlier year plus an interest charge. However, as explained before, based on the Fund’s intention of distributing all income currently, no portion of any dividend should be treated as a deferred tax amount.

You should note that if you purchase shares of the Fund just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse result is known as “buying into a dividend.”

Prospectus | April 30, 2023	35

X-Square Balanced Fund, LLC

Distribution checks will only be issued for payments greater than $25.00. Distributions will automatically be reinvested in shares of the fund(s) generating the distribution if under $25.00. Un-cashed distribution checks will be canceled and proceeds reinvested at the then current net asset value, for any shareholder who chooses to receive distributions in cash, if distribution checks: (1) are returned and marked as “undeliverable” or (2) remain un-cashed for six months after the date of issuance. If distribution checks are canceled and reinvested, your account election may also be changed so that all future distributions are reinvested rather than paid in cash. Interest will not accrue on uncashed distribution checks.

Sales, Exchanges and Redemptions. You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares based on the difference between your tax basis in the shares and the amount you receive for them. U.S. shareholders that dispose of its PFIC stock at a gain are treated as receiving an excess distribution equal to such gain. As discussed above, an excess distribution is taxed as ordinary income, and to the extent it is attributed to one or more earlier years in which the PFIC shares were held, it will be subject to the highest tax rate in effect for such earlier year plus an interest charge. Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired. See “How to Buy Shares - Other Purchase Information,” above on page 25 for information about frequent purchases of Fund shares.

For shares acquired on or after January 1, 2012, the Fund (or relevant broker or financial adviser) is required to compute and report to the Internal Revenue Service (the “IRS”) and furnish to Fund shareholders cost basis information when such shares are sold or exchanged. The Fund has elected to use the average cost method, unless you instruct the Fund to use a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other financial adviser, they may select a different cost basis method. In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

IRAs and Other Tax-Qualified Plans. The one major exception to the tax principles described above is that distributions on, and sales, exchanges and redemptions of, shares of the Fund held in an IRA (or other tax-qualified plan) will not be currently taxable, unless you borrowed to acquire the shares.

State and Local Taxes. Distributions of ordinary income and capital gains, and gains from the sale, exchange or redemption of your Fund shares, are generally subject to state and local taxes. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

36	1-833-X-SQUARE | www.xsquarecapital.com

PUERTO RICO TAXES

The following discussion summarizes the material Puerto Rico tax considerations that may be relevant to prospective investors in the Fund. The discussion of Puerto Rico tax matters is based on the current provisions of the Puerto Rico Internal Revenue Code of 2011, as amended (the “Puerto Rico Code”) and the regulations promulgated or applicable thereunder, the administrative pronouncements issued by the Puerto Rico Treasury Department (the “PRTD”), the Puerto Rico Municipal Code, as amended (the “Municipal Code”), and the Puerto Rico Investment Companies Act of 2013, as amended (“PRICA”). No attempt has been made, however, to discuss all Puerto Rico income or other tax matters that may affect the Fund or the investors.

This summary does not attempt to discuss all tax consequences to investors that may be subject to special rules of taxation, such as partnerships or entities that are treated as partnerships for Puerto Rico income tax purposes, “Special Partnerships,” “Subchapter E Corporations” (Corporations of Individuals), life insurance companies, registered investment companies, tax exempt organizations, individuals considered bona fide residents of Puerto Rico under Section 937 of the U.S. Code who own 10% or more of the voting shares of the Fund, estates and trusts.

For purposes of the following discussion, the term “Puerto Rico Corporation” is used to refer to a corporation organized under the laws of Puerto Rico and the term “foreign corporation” is used to refer to a corporation organized under the laws of a jurisdiction other than Puerto Rico.

The statements that follow are based on the existing provisions of such statutes and regulations, and judicial decisions and administrative pronouncements, all of which are subject to change (even with retroactive effect). A prospective investor should be aware that an opinion of counsel represents only such counsel’s best legal judgment and that it is not binding on the PRTD, any municipality or agency of Puerto Rico or the courts. Accordingly, there can be no assurance that the opinions set forth herein, if challenged, would be sustained.

Puerto Rico Taxation of the Fund

Income Taxes. Pursuant to Administrative Determination No. 19-04 issued by the PRTD on September 4, 2019 (the “Puerto Rico Treasury Administrative Determination”), the Fund is deemed to be, for taxation purposes, a registered investment company under PRICA. As such, the Fund will be exempt from Puerto Rico income tax for a taxable year if it distributes to its shareholders at least 90% of its net income for the taxable year within the time period provided by the Puerto Rico Code (the “90% Distribution Requirement”). In determining its net income for purposes of the 90% Distribution Requirement, the Fund shall not take into account capital gains and losses and certain items of income (including interest) that are exempt from taxation under the Puerto Rico Code. The Fund intends to meet the 90% Distribution Requirement to be exempt from Puerto Rico income tax.

Prospectus | April 30, 2023	37

X-Square Balanced Fund, LLC

Property Taxes. Under the provisions of the Municipal Code, the Fund will be subject to property taxes. However, property of the Fund that consists of repurchase agreements, obligations of the Government of Puerto Rico or the U.S. Government, and stocks and bonds of domestic or foreign corporations are exempt from property taxes imposed by the Municipal Code.

Municipal License Taxes. Pursuant to PRICA, investment companies, such as the Fund, are not subject to municipal license taxes; provided that they are registered under PRICA. Because municipalities have the authority to impose taxes that are not incompatible with the taxes imposed by the Commonwealth of Puerto Rico, the holding of the Puerto Rico Treasury Administrative Determination should be construed as exempting the Fund from the municipal license tax imposed by the Municipal Code.

Puerto Rico Taxation of Fund Shareholders

Pursuant to the Puerto Rico Treasury Administrative Determination, the Fund is deemed to be, for taxation purposes, a registered investment company under PRICA. The discussion below assumes that dividends distributed by the Fund will be treated as dividends distributed by a registered investment company under PRICA.

Regular Income Taxes. Dividend distributions by the Fund would be classified as “Capital Gain Dividends” or “Ordinary Dividends” as discussed below.

Ordinary Dividends and Capital Gain Dividends are included in income and subject to Puerto Rico income tax (as ordinary gross income or capital gain, respectively) regardless of whether they are reinvested in additional shares of the Fund pursuant to the Fund’s dividend reinvestment plan (if and when such plan is established). Distributions that exceed the earnings and profits of the Fund will be treated as a tax-free return of capital to a shareholder to the extent of the shareholder’s basis in the shares of the Fund, and any excess will be treated as a gain from the sale or exchange of such shares.

Individual Residents of Puerto Rico and Puerto Rico Corporations. Ordinary Dividends received by individual residents of Puerto Rico will be subject to the special income tax rate provided under Section 1023.06 of the Puerto Rico Code, currently 15%, to be withheld at source by the Fund (or its paying agent), rather than to the regular tax on ordinary income.

An Ordinary Dividend received by a Puerto Rico Corporation will be subject to regular and alternative minimum tax. An Ordinary Dividend received by a Puerto Rico Corporation will qualify for 85% dividends received deduction. Puerto Rico Corporations will not be eligible for the 15% preferential tax applicable in the case of individual residents of Puerto Rico.

Individual residents of Puerto Rico are subject to alternate basic tax if their regular tax liability is less than the alternate basic tax liability. The alternate basic tax rates range from 1% to 24% depending on the alternate basic tax net income. The alternate basic tax net income is determined by adjusting the individual’s net income subject to regular income tax rates by, among other items, adding: (i) certain income exempt from the regular income tax and (ii) income subject to special tax rates as provided in the Puerto Rico Code such as: Ordinary Dividends, Capital Gain Dividends and long-term capital gains recognized by

38	1-833-X-SQUARE | www.xsquarecapital.com

individuals on the sale, exchange or other taxable disposition of the shares of the Fund. It should be noted that Exempt Dividends distributed by the Fund are not subject to alternate basic tax.

Capital Gain Dividends will qualify for the special income tax rate on capital gains of 15% in the case of individual residents of Puerto Rico and for the alternative tax rate of 20% in the case of Puerto Rico Corporations.

Individuals not Residents of Puerto Rico. Individuals who are not residents of Puerto Rico will be subject to Puerto Rico income tax on Ordinary Dividends at the rate of 15% to be withheld at source by the Fund or its paying agent. No Puerto Rico income tax should apply on Capital Gain Dividends because such dividends are treated as long-term capital gains from sources outside of Puerto Rico. By purchasing the shares of the Fund, each individual investor who is not a resident of Puerto Rico will be irrevocably agreeing to the 15% Puerto Rico income tax withholding on all Ordinary Dividends.

Foreign Corporations. The income taxation of Ordinary Dividends and Capital Gain Dividends paid by the Fund to a foreign corporation will depend on whether or not the foreign corporation is engaged in a trade or business in Puerto Rico in the taxable year of the dividend.

A foreign corporation that is not engaged in a trade or business in Puerto Rico will be subject to Puerto Rico income tax on Ordinary Dividends at the income tax rate of 10% and no Puerto Rico income tax should apply on Capital Gain Dividends because such dividends are treated as long-term capital gains from sources outside of Puerto Rico.

Foreign corporations that are engaged in trade or business in Puerto Rico are subject to the applicable regular Puerto Rico corporate income tax rates on their net income that is effectively connected with the active conduct of a trade or business in Puerto Rico. This income will include all net income from sources within Puerto Rico, such as the Ordinary Dividends, and certain items of net income from sources outside Puerto Rico that are effectively connected with the active conduct of a trade or business in Puerto Rico, which may include Capital Gain Dividends in the case of foreign corporations engaged in a financing, lending or trading business in Puerto Rico. Such net income would be subject to the same rules applicable to Puerto Rico Corporations (including the dividends received deduction and 20% preferential tax on capital gains, discussed above). In general, foreign corporations that are engaged in a trade or business in Puerto Rico are subject to tax at gradual corporate income tax rates that range from 18.5% to 37.5%, plus a 10% branch profits tax.

Special withholding tax considerations. By purchasing shares of the Fund, investors who are individual residents of Puerto Rico, Puerto Rico Corporations and foreign corporations engaged in a trade or business in Puerto Rico will be irrevocably agreeing that all Ordinary Dividends distributed to them will be subject to a 15% Puerto Rico income tax withholding, which will be automatically withheld at the source by the Fund (or its paying agent).

Prospectus | April 30, 2023	39

X-Square Balanced Fund, LLC

Gain on Disposition of Shares of the Fund

General. Gain recognized by an investor from the sale, exchange or other disposition (including a redemption that is not essentially equivalent to a dividend) of shares of the Fund will be treated as a capital gain for shareholders who hold the shares of the Fund as a capital asset and as a long-term capital gain if the shares of the Fund has been held by the shareholder for more than one year prior to such sale or exchange.

Individual Residents of Puerto Rico and Puerto Rico Corporations. Gain recognized by a shareholder from the sale, exchange or other disposition (including a redemption that is not essentially equivalent to a dividend) of shares in the Fund will be treated as a capital gain for shareholders who hold such shares as a capital asset and as a long-term capital gain if such shares have been held by the shareholder for more than one (1) year prior to such sale or exchange. Long-term capital gains recognized by individual residents of Puerto Rico on the sale, exchange or other disposition of their shares of the Fund will be subject to a 15% income tax rate. Alternatively, the individual residents of Puerto Rico may elect to include such long-term capital gains as ordinary income and be subject to the regular income tax rates imposed under the Puerto Rico Code. Long-term capital gains recognized by a Puerto Rico Corporation on the sale, exchange or other disposition of its shares in the Fund, will be subject to an alternative 20% income tax rate.

Individuals not Residents of Puerto Rico. Individuals who are not residents of Puerto Rico will not be subject to Puerto Rico income tax on the sale or exchange of shares of the Fund if the gain resulting therefrom constitutes income from sources outside Puerto Rico. Generally, gain on the sale or exchange of shares of the Fund by individuals not residing in Puerto Rico constitutes income from sources outside Puerto Rico and, therefore, such gain is not subject to Puerto Rico income taxes in the case of such individuals.

Foreign Corporations. Foreign corporations that are not engaged in a trade or business in Puerto Rico will not be subject to Puerto Rico income tax on any capital gain realized on the sale or exchange of shares of the Fund because such gains should constitute income from sources outside Puerto Rico. A foreign corporation that is engaged in a trade or business in Puerto Rico will generally be subject to Puerto Rico corporate income tax on any gain realized on the sale or exchange of shares of the Fund if such gain is: (1) from sources within Puerto Rico, or (2) from sources outside Puerto Rico and effectively connected with a trade or business in Puerto Rico. Any such gain will qualify for an alternative tax of 20% if it qualifies as a long-term capital gain. In general, a foreign corporation that is engaged in a trade or business in Puerto Rico will also be subject to a 10% branch profits tax.

Puerto Rico IRA Account Owners or Beneficiaries. Amounts distributed to an IRA organized through a trust established under the laws of the Commonwealth of Puerto Rico would not be subject to Puerto Rico income tax. Income derived by IRA accounts from their shares of the Fund, and distributions by IRA trusts to IRA account beneficiaries, will be subject to the tax treatment afforded under the Puerto Rico Code to IRA trusts and their beneficiaries, as disclosed in the offering documents for each IRA trust.

Puerto Rico Code Qualified Plans. Distributions on, and sales, exchanges and redemptions of, shares of the Fund held by a Puerto Rico qualified plan would not be subject to Puerto Rico income tax. Puerto Rico qualified plan lump-sum distributions representing the entire benefit paid or made available to a participant or his beneficiary within a single taxable year, in excess

40	1-833-X-SQUARE | www.xsquarecapital.com

of such taxpayer’s tax basis, which are made: (i) as a result of separation of employment for any reason or (ii) the plan termination, would be considered as a long-term capital gain subject to a special income tax rate of 20%. However, if the Puerto Rico qualified plan lump-sum distribution additionally complies with the following requirements: (i) the qualified plan trust making the distribution is organized under the laws of the Government of Puerto Rico or has a Puerto Rico resident trustee and uses such trustee as a payment agent and (ii) at least ten percent (10%) of all trust assets attributable to Puerto Rico resident participants, determined based on the average balance of the trust investments during the plan year during which the distribution is made and each of the two plan years preceding the date of the distribution, has been invested in registered investment companies organized under the laws of Puerto Rico and subject to taxation under Puerto Rico Code Section 1112.01, such as the Fund, or other assets based in Puerto Rico as provided in the Puerto Rico Code, the regulations promulgated under the Puerto Rico Code or any Circular Letter issued by the Puerto Rico Treasury Department Secretary, or in the case of defined contribution plans where separate accounts are maintained for each participant or beneficiary, the “property located in Puerto Rico” investment requirement may be met with respect to assets credited to the account of the participant or beneficiary, the applicable Puerto Rico income tax rate on these lump-sum distributions would be 10%.

Estate and Gift Taxes. Puerto Rico estate and gift taxes imposed by the Puerto Rico Code have been repealed with respect to transfers by inheritance or gift occurring after December 31, 2017.

Municipal License Taxes. Under the Municipal Code, all dividends distributed by the Fund to Puerto Rico Corporations and foreign corporations that are engaged in a trade or business in Puerto Rico will form part of their “volume of business” and, therefore, may be subject to a municipal license tax of up to 1.5%, in the case of such shareholders that are engaged in a financial business, or of up to 0.5%, in the case of such shareholders engaged in non-financial businesses. Individuals will not be subject to a municipal license tax on the Fund’s distributions.

Property Taxes. Under the provisions of the Municipal Code, the shares of the Fund are exempt from Puerto Rico personal property taxes in the hands of the Fund’s shareholders.

The discussion contained in this section is a general and abbreviated summary of certain Puerto Rico tax considerations affecting the Fund and the investors, and it is not intended as tax advice or to address a shareholder’s particular circumstances. Investors are urged to consult their tax advisers regarding the tax consequences of investing in the Fund.

Additional information about taxes is provided in the SAI.

Additional Information

Performance

Financial publications may compare the Fund’s performance to the performance of various indexes and investments for which reliable performance data is available. These publications may also compare the Fund’s performance to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. In addition, from time to time, the Fund may advertise total return information. Total return information will be calculated according to rules established by the SEC and will not include any fees charged by Authorized Dealers.

Prospectus | April 30, 2023	41

X-Square Balanced Fund, LLC

Shareholder Communications

The Fund may eliminate duplicate mailings of Fund materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at 1-833-X-SQUARE.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods since commencement of operations on November 4, 2019. The table below reflects the financial results for a single Class A, Class C or Institutional Class share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information in the table for the fiscal years ended December 31, 2022 and December 31, 2021 have been audited by Kevane Grant Thornton, LLP, the Fund’s independent registered public accounting firm whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders and is incorporated by reference into the SAI. The information in the table for the fiscal years/periods prior to December 31, 2021 were audited by the former independent registered public accounting firm for the Fund. This information provided below should be read in conjunction with the Annual Report and the notes to the consolidated financial statements accompanying the Annual Report. The annual report and SAI are available free of charge upon request.

42	1-833-X-SQUARE | www.xsquarecapital.com

X-Square Balanced Fund – Class A	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Period November 4, 2019 (Commencement of Operations) to December 31, 2019
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$12.57	$11.61	$10.37	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.07)	(0.20)	(0.14)	(0.00	)(b)(c)
Net realized and unrealized gain/(loss) on investments	(1.29)	1.28	1.38	0.37
Net increase/(decrease) in Net Asset Value	(1.36)	1.08	1.24	0.37

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	—	(0.12)	—	—
From return of capital	(0.24)	—	—	—
Total Distributions to Common Shareholders	(0.24)	(0.12)	—	—

Net asset value per share - end of period	$10.97	$12.57	$11.61	$10.37

Total Investment Return - Net Asset Value(d)	(10.88%)	9.31%	11.96%	3.70%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to shares, end of period (000s)	$29,014	$26,262	$8,756	$779
Ratio of actual expenses to average net assets including fee waivers and reimbursements	2.75%	2.75%	2.75%	2.75	%(e)
Ratio of actual expenses to average net assets excluding fee waivers and reimbursements	3.28%	3.50%	13.07%	115.61	%(e)
Ratio of net investment loss to average net assets	(0.59%)	(1.59%)	(1.26%)	(0.19%)
Portfolio turnover rate	51.37%	18.40%	20.14%	0.00%

(a)	Calculated using average shares outstanding.

(b)	Less than $0.005 per share.

(c)	Annualized.

(d)

Total investment return is calculated assuming a purchase of shares at the opening on the first day and a sale at closing on the last day of the period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(e)	These ratios to average net assets have been annualized except the non-recurring offering costs, which have not been annualized.

Prospectus | April 30, 2023	43

X-Square Balanced Fund – Class C	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Period November 4, 2019 (Commencement of Operations) to December 31, 2019
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$12.36	$11.50	$10.35	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.15)	(0.29)	(0.21)	(0.02	)(b)
Net realized and unrealized gain/(loss) on investments	(1.27)	1.27	1.36	0.37
Net increase/(decrease) in Net Asset Value	(1.42)	0.98	1.15	0.35

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	—	(0.12)	—	—
From return of capital	(0.24)	—	—	—
Total Distributions to Common Shareholders	(0.24)	(0.12)	—	—

Net asset value per share - end of period	$10.70	$12.36	$11.50	$10.35

Total Investment Return - Net Asset Value(c)	(11.56%)	8.53%	11.11%	3.50%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to shares, end of period (000s)	$4,205	$4,345	$1,431	$113
Ratio of actual expenses to average net assets including fee waivers and reimbursements	3.50%	3.50%	3.50%	3.50	%(d)
Ratio of actual expenses to average net assets excluding fee waivers and reimbursements	4.02%	4.23%	14.81%	161.50	%(d)
Ratio of net investment loss to average net assets	(1.35%)	(2.34%)	(1.95%)	(0.99%)
Portfolio turnover rate	51.37%	18.40%	20.14%	0.00%

(a)	Calculated using average shares outstanding.

(b)	Annualized.

(c)

Total investment return is calculated assuming a purchase of shares at the opening on the first day and a sale at closing on the last day of the period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(d)	These ratios to average net assets have been annualized except the non-recurring offering costs, which have not been annualized.

44	1-833-X-SQUARE | www.xsquarecapital.com

X-Square Balanced Fund – Institutional Class	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Period November 4, 2019 (Commencement of Operations) to December 31, 2019
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$12.63	$11.65	$10.37	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.04)	(0.17)	(0.11)	(0.00	)(b)(c)
Net realized and unrealized gain/(loss) on investments	(1.29)	1.27	1.39	0.37
Net increase/(decrease) in Net Asset Value	(1.33)	1.10	1.28	0.37

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	—	(0.12)	—	—
From return of capital	(0.24)	—	—	—
Total Distributions to Common Shareholders	(0.24)	(0.12)	—	—

Net asset value per share - end of period	$11.06	$12.63	$11.65	$10.37

Total Investment Return - Net Asset Value(d)	(10.59%)	9.45%	12.34%	3.70%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to shares, end of period (000s)	$1,414	$1,590	$1,035	$41
Ratio of actual expenses to average net assets including fee waivers and reimbursements	2.50%	2.50%	2.50%	2.50	%(e)
Ratio of actual expenses to average net assets excluding fee waivers and reimbursements	3.01%	3.37%	12.00%	239.72	%(e)
Ratio of net investment loss to average net assets	(0.36%)	(1.37%)	(1.00%)	(0.21%)
Portfolio turnover rate	51.37%	18.40%	20.14%	0.00%

(a)	Calculated using average shares outstanding.

(b)	Less than $0.005 per share.

(c)	Annualized.

(d)

Total investment return is calculated assuming a purchase of shares at the opening on the first day and a sale at closing on the last day of the period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(e)	These ratios to average net assets have been annualized except the non-recurring offering costs, which have not been annualized.

Prospectus | April 30, 2023	45

X-SQUARE BALANCED FUND, LLC

Centro Internacional de Mercadeo II

90 Carr. 165, Suite 803

Guaynabo, PR 00968

833-X-SQUARE

INVESTMENT ADVISER X-Square Capital, LLC Centro Internacional de Mercadeo II 90 Carr. 165, Suite 803 Guaynabo, PR 00968	CUSTODIAN U.S. Bank Trust Company, National Association 425 Walnut Street Cincinnati, OH 452024

TRANSFER AND DIVIDEND DISBURSING AGENT AND ADMINISTRATOR ALPS Fund Services, Inc. 1290 Broadway, Suite 1000 Denver, CO 80203	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Kevane Grant Thornton, LLP 33 Bolivia Street Suite 400 San Juan, PR 00917-2013

COUNSEL Thompson Hine LLP 41 S. High Street, Suite 1700 Columbus, OH 43215	DISTRIBUTOR ALPS Distributors, Inc. 1290 Broadway, Suite 1000 Denver, CO 80203

The SAI, which provides a more complete discussion of several of the matters contained in this Prospectus, is incorporated by reference. Upon request, you may obtain a free copy of the SAI or any shareholder report, or to make any other inquiries about the Fund, you may call the Fund at 833- X-SQUARE or write to the Fund at X-Square Balanced Fund, LLC, Centro Internacional de Mercadeo II, 90 Carr. 165, Suite 803, Guaynabo, Puerto Rico 00968, or call your Authorized Dealer.

You may also review information about the Fund on the EDGAR Database on the SEC’s Internet site at sec.gov. Copies may also be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

You may also obtain a copy of the Fund’s Prospectus, SAI, annual and semi-annual reports free of charge from the Fund’s worldwide web site at xsquarecapital.com.

Investment Company Act File No. 811-23417

STATEMENT OF ADDITIONAL INFORMATION
X-SQUARE BALANCED FUND

Class A – SQBFX Class C –SQCBX

Institutional Class – SQBIX

April 30, 2023

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus of the X-Square Balanced Fund (the “Fund”) dated April 30, 2023 (the “Prospectus”). This SAI is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing to X-Square, P.O. Box 1920, Denver, CO 80203 or by calling the Fund toll free at 1-833-X-SQUARE.

The audited financial statements for the Fund contained in the annual report  to the Fund’s shareholders for the fiscal year ended December 31, 2022, are incorporated in this SAI by reference in the section entitled “Financial Statements.” Copies of the annual reports may be obtained upon request and without charge by calling toll free at 1-833-X-SQUARE.

TABLE OF CONTENTS

INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS	2
VALUATION OF PORTFOLIO SECURITIES	24
PERFORMANCE	24
ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION	25
MANAGERS AND OFFICERS	30
ADVISORY AND OTHER CONTRACTS	34
FINANCIAL STATEMENTS	38
ADDITIONAL INFORMATION	39
CONTROL PERSONS AND PRINCIPAL SHAREHOLERS	40
APPENDIX A – DESCRIPTION OF SECURITIES RATINGS	A-1
APPENDIX B - PROXY VOTING POLICIES	B-1

STATEMENT OF ADDITIONAL INFORMATION

X-Square Balanced Fund, LLC (the “Fund”) was organized on December 24, 2018 as a limited liability company under Chapter XIX of the Puerto Rico General Corporation Law, as amended. The Fund is an open-end management investment company and is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).

Much of the information contained in this SAI expands on subjects discussed in the Fund’s Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS

Investment Objective and Strategies

The Fund seeks conservation of capital, current income and long-term growth of capital and income. The Fund’s investment objective is not fundamental. That means that it may be changed without a shareholder vote. There can be no assurance that the Fund will achieve its investment objectives.

The Fund uses a balanced approach to invest in a broad range of securities, including common stocks and investment-grade bonds (rated Baa3 or better or BBB or better by a Nationally Recognized Statistical Rating Organization designated by X-Square Capital, LLC (the “Adviser”), the investment adviser to the Fund, or unrated but determined to be of equivalent quality).

Normally, the Fund will target a 60% allocation towards U.S. equity securities and a 40% allocation towards fixed income securities, including, but not limited to, investment-grade corporate debt, U.S. agency securities, and U.S. mortgage-backed securities and related derivatives. The Fund may also invest in securities of foreign issuers. Although the Fund focuses on investments in larger capitalization companies, the Fund’s investments are not limited to a particular capitalization size. Certain less liquid or illiquid holdings of the Fund may include small- and micro-capitalization stocks.

The Fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by U.S. government agencies and instrumentalities. The percentage of the Fund’s assets invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of Fund shares. The Adviser may determine that it is appropriate to invest a substantial portion of the Fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. The Fund may invest without limitation in such instruments for temporary defensive purposes.

Additional Information Regarding Fund Investments

The following policies and limitations supplement the Fund’s investment policies set forth in the Prospectus. The Fund’s investments in the securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectus and this SAI.

The following sections list the Fund’s investment policies, limitations, and restrictions. The securities in which the Fund can invest and the risks associated with these securities are discussed in the section entitled “Instruments in Which the Fund Can Invest.”

Fundamental Investment Limitations

The Fund is subject to the fundamental investment limitations enumerated below, which may be changed with respect to the Fund only by a vote of the holders of a majority of the Fund’s outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Fund may not:

(1)  Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2)  Purchase or sell real estate or real estate limited partnerships, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. This restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts (“REITs”) or other issuers that deal in real estate.

(3)  Invest in commodities or commodity contracts, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(4)   Act as underwriter of securities, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5)  Concentrate its investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(6)  Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Notwithstanding any of the Fund’s other fundamental investment restrictions (including, without limitation, those restrictions relating to industry concentration), the Fund may: (a) purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategies and fundamental restrictions as the Fund.

The following investment limitations are non-fundamental policies and may be changed by the Board of Managers of the Fund (the “Board”) with respect to the Fund without a vote of shareholders.

The Fund may not:

(1)  Pledge, mortgage or hypothecate assets, except to secure permitted borrowings or in relation to the deposit of assets in escrow in compliance with any rule or SEC staff interpretation thereunder. Securities held in escrow or separate accounts in connection with the Fund’s investment practices described in this SAI and the Fund’s Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing restrictions.

(2)  Purchase securities on margin or effect short sales, except that the Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box”.

(3)   Purchase or hold illiquid investments, i.e., investments that the Fund reasonably expects cannot be disposed of in current market conditions in seven calendar days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) without the sale or disposition significantly changing the market value of the investment after reasonable inquiry and taking into account relevant market, trading, and investment-specific considerations if, immediately after the acquisition, more than 15% of its net assets would be invested in illiquid investments.

(4)  Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

(5) Borrow money, except (a) the Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 25% of the value of its total assets (including amounts borrowed), (b) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; (c) the Fund may purchase securities on margin to the extent permitted by applicable law; and (d) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

(6)  Make loans if, as a result, more than 25% of its total assets (including amounts borrowed) would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities; and (iv) loan to affiliates to the extent permitted by law.

The following descriptions from the 1940 Act may assist shareholders in understanding the above policies and restrictions.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company’s net assets in an industry or group of industries, with certain exceptions. In determining industry classification, the Fund may use the industry classification provided by a third-party service provider. For the purpose of determining the percentage of the Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, an asset-backed security will be classified separately based on the nature of its underlying assets.

Borrowing. The 1940 Act presently allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness. The Fund generally may not issue senior securities; however, this limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

Lending. Under the 1940 Act, the Fund may only make loans if expressly permitted by its investment policies. The Fund’s non-fundamental investment policies on lending are set forth above. As of the date of this SAI, the Fund does not engage in securities lending and the Fund may only lend securities in accordance with SEC staff guidance related to securities lending.

Underwriting. Under the 1940 Act, underwriting securities involves the Fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The 1940 Act does not directly restrict the Fund’s ability to invest in real estate, but does require that every fund have the Fundamental investment policy governing such investments. The Fund has adopted the Fundamental policy that would permit direct investment in real estate. However, the Fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the Board.

Any investment limitation that involves a maximum percentage (other than the restriction set forth above with respect to borrowing money) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below 33-1/3% of its total assets (including the amount borrowed) plus an additional 5% of its total assets for temporary purposes, the Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

Instruments in Which the Fund Can Invest

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest in accordance with its investment objectives, policies, and limitations. The Fund’s investments in the following securities and other financial instruments are subject to the investment policies and limitations described in the Fund’s Prospectus and this SAI. The following also contains a brief description of the risk factors related to these securities. The Fund may, following notice to its shareholders, take advantage of other investment practices which presently are not contemplated for use by the Fund or which currently is not available but which may be developed, to the extent such investment practices are both consistent with the Fund’s investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in the Fund’s Prospectus and this SAI.

AMERICAN DEPOSITARY RECEIPTS (“ADRs”). The Fund may invest in ADRs. ADRs are receipts that are traded in the United States evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. In addition to investment risks associated with the underlying issuer, ADRs expose the Fund to additional risk associated with non-uniform terms that apply to ADR programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and liquidity risk. Some institutions issuing ADRs may not be sponsored by the issuer. Unsponsored programs generally expose investors to greater risks than sponsored programs and do not provide holders with many of the shareholder benefits that come from investing in a sponsored ADR. Available information concerning the issuer may not be as current as for sponsored ADRs and the prices of unsponsored ADRs may be more volatile than if such instruments were sponsored by the issuer. ADRs are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer.

BORROWINGS. The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments in an effort to increase the Fund’s investment returns. Reverse repurchase agreements may be considered to be a type of borrowing.

When the Fund invests borrowing proceeds in other securities, the Fund will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in the Fund more volatile and increases the Fund’s overall investment exposure. In addition, if the Fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that the Fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the Fund’s return.

The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the Fund’s strategy and result in lower returns. Interest on any borrowings will be at the Fund’s expense and will reduce the value of the Fund’s shares. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. During the term of the borrowing, the Fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, the Fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the Fund’s strategy and result in lower returns. The Fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the Fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

COMMERCIAL PAPER, BANKERS’ ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES.

The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate.

Fixed time deposits may be withdrawn on demand by the investor, but they may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank.

The Fund may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Commercial paper is generally unsecured and usually discounted from its value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is also susceptible to changes in the issuer’s financial condition or credit quality. In addition, under certain circumstances commercial paper may become illiquid or may suffer from reduced liquidity. Commercial paper purchased by the Fund may include asset-backed commercial paper. Asset-backed commercial paper is issued by a Special Purpose Entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper.

Since the Fund may hold investments in non-U.S. bank obligations, an investment in the Fund involves certain additional risks. Such investment risks include future political and economic developments, the possible imposition of non-U.S. withholding taxes on interest income payable on such obligations held by the Fund, the possible seizure or nationalization of non-U.S. deposits and the possible establishment of exchange controls or other non-U.S. governmental laws or restrictions applicable to the payment of the principal of and interest on certificates of deposit or fixed time deposits that might affect adversely such payment on such obligations held by the Fund. Additionally, there may be less public information available about non-U.S. entities. Non-U.S. issuers may be subject to less governmental regulation and supervision than U.S. issuers. Non-U.S. issuers also generally are not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. See also “Foreign Investments—General.”

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed-income securities.

In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund would be required to (i) permit the issuer to redeem the security, (ii) convert it into the underlying common stock or (iii) sell it to a third party. Any of the actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

In general, investments in lower-quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower-quality also are likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher-quality fixed-income securities. Such lower-quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-quality securities, which react more to fluctuations in the general level of interest rates. By investing in convertible securities, the Fund generally will seek to reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on the Fund of any single investment, it does not reduce the overall risk of investing in lower-quality securities.

CURRENCY SWAPS. The Fund may enter into currency swap transactions for hedging purposes. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Currency swaps involve the exchange of the rights of the Fund and another party to make or receive payments in specific currencies.

Currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by the Fund under a swap is covered by segregated cash or liquid assets, the Fund and the Adviser believes that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

The Fund will not enter into a currency swap unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by Standard & Poor’s® Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or A or Prime-1 or better by Moody’s Investor Services, Inc. (“Moody’s”) or a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization (“NRSRO”) or, if unrated by such rating organization, is determined to be of comparable quality by the Adviser. If there is a default by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in their forecasts of currency exchange rates the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used. For a description of Commodity Futures Trading Commission (“CFTC”) regulations affecting swap transactions and certain other derivatives, see “Futures Contracts and Related Options.”

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. The Fund may acquire U.S. government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, such as TIGRs (Treasury Income Growth Receipts) and CATS (Certificates of Accrual on Treasury Securities). The stripped coupons are sold separately from the underlying principal, which usually is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities, which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax purposes. The Fund is unaware of any binding legislative, judicial or administrative authority on this issue. Custodial receipts may not be considered obligations of the U.S. government or other issuer of the security held by the custodian for the purposes of securities laws. If for tax purposes the Fund is not considered to be the owner of the securities held in the underlying trust or custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, the Fund will bear its proportionate share of the fees or expenses charged to the custodial account.

CYBERSECURITY RISK. With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s websites (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity incidents affecting the Adviser, other service providers (including, but not limited to, the administrator, custodian, sub- custodians, transfer agent and financial intermediaries) or the Fund’s shareholders have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Fund and their shareholders, interference with the Fund’s ability to calculate its Net Asset Values (“NAV”), impediments to trading, the inability of Fund shareholders to transact business and the Fund to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the Adviser has established business continuity plans in the event of, and risk management systems to prevent or reduce the impact of, such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, the Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or its investment adviser, and the Fund cannot control the cybersecurity plans and systems put in place by their service providers or any other third parties whose operations may affect the Fund or its shareholders. The Fund and its shareholders could be negatively impacted as a result.

DERIVATIVES. The SEC has adopted new regulations under the 1940 Act governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the notional amount of derivatives into which the Fund can enter, treats derivatives as senior securities and, if the Fund’s exposure to derivatives is more than a limited specified exposure amount, requires the Fund to maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies, which may increase the cost of the Fund’s investments and cost of doing business and adversely affect shareholders.

EQUITY-LINKED NOTES. An equity-linked note (“ELN”) is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an “Underlying Equity”). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including Rule 144A securities. The Fund may also purchase ELNs in a privately negotiated transaction with the issuer of the ELNs (or its broker-dealer affiliate). The Fund may or may not hold an ELN until its maturity.

Equity-linked securities also include issues such as Structured Yield Product Exchangeable for Stock (“STRYPES”), Trust Automatic Common Exchange Securities (“TRACES”), Trust Issued Mandatory Exchange Securities (“TIMES”) and Trust Enhanced Dividend Securities (“TRENDS”). The issuers of these equity-linked securities generally purchase and hold a portion of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

ELNs also include participation notes issued by a bank or broker-dealer that entitles the Fund to a return measured by the change in value of an Underlying Equity. Participation notes are typically used when a direct investment in the Underlying Equity is restricted due to country- specific regulations. Investment in a participation note is the same as investment in the constituent shares of the company (or other issuer type) to which the Underlying Equity is economically tied. A participation note represents only an obligation of the company or other issuer type to provide the Fund the economic performance equivalent to holding shares of the Underlying Equity. A participation note does not provide any beneficial or equitable entitlement or interest in the relevant Underlying Equity. In other words, shares of the Underlying Equity are not in any way owned by the Fund.

EQUITY SECURITIES. The Fund invests primarily in equity securities. “Equity securities” include common stocks, preferred stocks, investment companies including exchange-traded funds (“ETFs”), interests in REITs, convertible securities, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities.

Investing in equity securities involves market risk. Market risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics or pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets. Market risk includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

Over the past several years, stock markets have experienced substantial price volatility. Growth stocks are generally more sensitive to market movements than other types of stocks and their stock prices may therefore be more volatile and present a higher degree of risk of loss. Value stocks, on the other hand, may fall out of favor with investors and underperform growth stocks during any given period. Stock prices may fluctuate from time to time in response to the activities of individual companies and in response to general market and economic conditions. Individual companies may report poor results or be negatively affected by industry trends and developments, and the stock prices of such companies may decline in response.

EQUITY SWAPS. The Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps also may be used for hedging purposes, in anticipation of the purchase of securities or for liquidity management purposes. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

The Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund’s obligations, the Fund and the Adviser believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

The Fund will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by S&P, or Fitch; or A or Prime-1 or better by Moody’s, or has received a comparable rating from another organization that is recognized as an NRSRO. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used. For a description of CFTC regulations affecting swap transactions and certain other derivatives, see “Futures Contracts and Related Options.”

FOREIGN CURRENCY TRANSACTIONS. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Fund is authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time.

When entering into a contract for the purchase or sale of a security, the Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

When the Adviser anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. Similarly, when the securities held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it generally will not be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains, which might result from changes in the value of such currency. The Fund also may incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

In addition, to the extent consistent with its investment objective and strategies, the Fund may purchase or sell forward foreign currency exchange contracts to seek to increase total return or for cross-hedging purposes and may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the investment management team believes that there is a pattern of correlation between the two currencies.

FOREIGN INVESTMENTS—GENERAL. The Fund intends to invest a portion of its assets in foreign issuers. Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that security prices will decline over short or even extended periods. The markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of the Fund to the extent that it invests in foreign securities. The holdings of the Fund, to the extent that it invests in fixed-income securities, will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political, financial, social and economic developments in foreign counties (including, for example, military confrontations, war and terrorism), the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, trade restrictions (including tariffs) or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the United States. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

The energy, materials and agriculture sectors may account for a large portion of a foreign country’s exports. Any changes in these sectors or fluctuations in the commodity markets could have an adverse impact on a country’s economy. Commodity prices may be influenced or characterized by unpredictable factors, including where applicable, high volatility, changes in supply and demand relationships, weather, agriculture, trade, pestilence, changes in interest rates and monetary and other governmental policies, action and inaction. Securities of companies held by the Fund that are dependent on a single commodity, or are concentrated in a single commodity sector, may typically exhibit even higher volatility attributable to commodity prices.

European countries can be affected by the significant fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

In June 2016, the United Kingdom ("UK") approved a referendum to leave the European Union ("EU"). The withdrawal, known colloquially as “Brexit”, was agreed to and ratified by the UK Parliament, and the UK left the EU on January 31, 2020. It began an 11-month transition period in which to negotiate a new trading relationship for goods and services that ended on December 31, 2020. The UK and EU reached an agreement, effective January 1, 2021, on the terms of their future trading relationship, which principally relates to the trading of goods. Further discussions are to be held between the UK and the EU in relation to matters not covered by the trade agreement, such as financial services. Brexit may have significant political and financial consequences for the Eurozone markets, including greater volatility in the global stock markets and illiquidity, fluctuations in currency and exchange rates, and an increased likelihood of a recession in the UK. At this time, the impact of Brexit cannot be predicted; however, market disruption in the EU and globally may have a negative effect on the value of the Fund's investments. Additionally, the risks related to Brexit could be more pronounced if one or more additional EU member states seek to leave the EU.

Other economic challenges facing Europe include high levels of public debt, significant rates of unemployment, aging populations, mass migrations from the Middle East and Africa and heavy regulation in certain economic sectors. European governments have taken unprecedented steps to respond to the economic crises and to boost growth in the region, which has increased the risk that regulatory uncertainty could negatively affect the Fund’s investments. In addition, Ukraine has experienced an ongoing military conflict; this conflict may expand and military attacks could occur in Europe. The ultimate effects of these events and other socio- political or geopolitical issues are not known but could profoundly affect global economies and markets. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

To the extent consistent with its investment objective and strategies, the Fund may invest in foreign debt, including the securities of foreign governments. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by U.S. entities or citizens.

Although the Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, the Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that the Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Dividends and interest payable on the Fund’s foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under Puerto Rico income tax law, they may reduce the net return to the shareholders. See “Taxes.”

The Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which they invest, and there are no treaties between Puerto Rico and foreign countries that will reduce the otherwise applicable tax rates. See “Taxes.”

The Fund also is subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency exchange contracts with other instruments, the respective net currency positions of the Fund may expose it to risks independent of its securities positions. Although the net long and short foreign currency exposure of the Fund will not exceed its respective total asset values, to the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions.

Investors should understand that the expense ratios of the Fund can be expected to be higher than those funds investing primarily in domestic securities. The costs attributable to investing abroad usually are higher for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

The Fund’s foreign securities are generally held outside the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies, as permitted under the 1940 Act (“foreign sub-custodians”). Settlement practices for foreign securities may differ from those in the United States. Some foreign sub-custodians may be recently organized or new to the foreign custody business. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to the Fund. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a foreign sub-custodian enters bankruptcy. Under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Fund will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Fund to deliver payment at a future date, but there is a risk that the security will not be delivered to the Fund or that payment will not be received, although the Fund and its foreign sub-custodians take reasonable precautions to mitigate this risk.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund remain uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases or sales due to settlement problems could result in missed attractive investment opportunities, losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, possible liability to the purchaser. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.

Share blocking refers to a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent the Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country.

FOREIGN INVESTMENTS—EMERGING AND FRONTIER MARKETS. The Fund may also invest in countries with emerging economies or securities markets. Emerging and frontier market countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries.

In general, the securities markets of emerging and frontier countries are less liquid, subject to greater price volatility and have a smaller market capitalization than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the United States. In particular, the assets and profits appearing on the financial statements of emerging and frontier country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging and frontier country issuers than is available about issuers in the United States.

Emerging and frontier country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging and frontier countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging and frontier countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging and frontier country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Certain emerging and frontier market countries may have antiquated legal systems, which may adversely impact the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging and frontier market countries. Similarly, the rights of investors in emerging and frontier market companies may be more limited than those of shareholders in U.S. corporations. In addition, the systems of corporate governance to which issuers in certain emerging and frontier countries are subject may be less advanced than the systems to which issuers located in more developed countries are subject, and therefore, shareholders of such issuers may not receive many of the protections available to shareholders of issuers located in more developed countries.

Because of the recent formation of the Russian securities markets, the underdeveloped state of Russia’s banking and telecommunication system and the legal and regulatory framework in Russia, settlement, clearing and registration of securities transactions are subject to additional risks. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out either by the issuers themselves or by registrars located throughout Russia. These registrars may not have been subject to effective state supervision or licensed with any governmental entity. In 2013, Russia established the National Settlement Depository (“NSD”) as a recognized central securities depository, and title to Russian equities is now based on the records of the NSD and not on the records of local registrars. The implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities; however, loss may still occur. Additionally, issuers and registrars remain prominent in the validation and approval of documentation requirements for corporate action processing in Russia, and there remain inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that the Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss.

The United States, the EU and other countries have imposed economic sanctions on certain Russian individuals and Russian corporations. Additional broader sanctions may be imposed in the future. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities.

The sanctions against certain Russian issuers include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days’ maturity or new equity of such issuers, securities held by the Fund issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of the Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. If it becomes impracticable or unlawful for the Fund to hold securities subject to, or otherwise affected by, sanctions (collectively, “affected securities”), or if deemed appropriate by the Fund’s investment adviser, the Fund may prohibit in-kind deposits of the affected securities in connection with creation transactions and instead require a cash deposit, which may also increase the Fund’s transaction costs.

Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by the Fund. In the event of such a freeze of any Fund assets, including depositary receipts, the Fund may need to liquidate non-restricted assets in order to satisfy any Fund redemption orders. The liquidation of Fund assets during this time may also result in the Fund receiving substantially lower prices for its securities.

Russia's ongoing military interventions in Ukraine have led to, and may lead to additional, sanctions being levied by the United States, the EU and other countries against Russia. Russia's military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund's investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in the Prospectus and this SAI.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging and frontier countries may be higher than in developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging and frontier countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Certain emerging and frontier countries may restrict or control foreign investments in their securities markets. These restrictions may limit the Fund’s investment in those countries and may increase the expenses of the Fund. Certain emerging and frontier countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging and frontier countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. Custodial and/or settlement systems in emerging and frontier countries may not be fully developed. To the extent the Fund invests in emerging countries, Fund assets that are traded in such markets and which have been entrusted to sub-custodians in these markets may be exposed to risks for which the sub-custodian will have no liability.

Emerging and frontier countries may be subject to a substantially greater degree of economic, political and social instability and disruption than more developed countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) social unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets. The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The Fund may invest in former “Eastern Bloc” countries in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

A portion of the Fund’s portfolio may also be invested in issuers located in Central and South American countries. Securities markets in Central and South American countries may experience greater volatility than in other emerging countries. In addition, a number of Central and South American countries are among the largest emerging country debtors. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Many of the currencies of Central and South American countries have experienced steady devaluation relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. There is also a risk that certain Central and South American countries may restrict the free conversion of their currencies into other currencies. Some Central and South American countries may have managed currencies that are not free floating against the U.S. Dollar. This type of system can lead to sudden and large adjustments in the currency that, in turn, can have a disruptive and negative effect on foreign investors. Certain Central and South American currencies may not be internationally traded, and it would be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies.

The emergence of the Central and South American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. Governments of many Central and South American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. The political history of certain Central and South American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres and political corruption. Such developments, if they were to recur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers.

International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the recovery of the Central and South American economies. Because commodities such as oil, gas, minerals and metals represent a significant percentage of the region’s exports, the economies of Central and South American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many of these countries can experience significant volatility.

Certain Central and South American countries have entered into regional trade agreements that would, among other things, reduce barriers among countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be implemented, will be implemented but not completed or will be completed but then partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including share appreciation or depreciation of participant’s national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Central and South American markets, an undermining of Central and South American economic stability, the collapse or slowdown of the drive toward Central and South American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on the Fund’s investments in Central and South America generally or in specific countries participating in such trade agreements.

The economies of emerging and frontier countries may suffer from unfavorable growth of gross domestic product, rates of inflation and hyperinflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging and frontier countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging and frontier countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging and frontier countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging and frontier countries are vulnerable to weakness in world prices for their commodity exports.

Risks related to currencies and corporate actions are also greater in emerging and frontier countries than in developed countries. For example, some emerging and frontier countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain emerging and frontier countries may experience sudden and large adjustments in their currency, which can have a disruptive and adverse effect on foreign investors. Some emerging and frontier countries have a higher risk of currency devaluations, and some of these countries may experience sustained periods of high inflation or rapid changes in inflation rates which can have negative effects on a country’s economy and securities markets. There may be no significant foreign exchange market for certain currencies making it difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s investments denominated in such currencies. Some emerging and frontier countries may impose restrictions on the free conversion of their currencies into foreign currencies, including the U.S. dollar. Corporate action procedures in emerging and frontier countries may be less reliable and have limited or no involvement by the depositories and central banks. Lack of standard practices and payment systems can lead to significant delays in payment.

Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Furthermore, certain foreign securities in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its NAV. As a result, the value of the Fund’s holdings may change on days when shareholders are not able to purchase or redeem.

Many emerging and frontier countries are highly dependent on foreign loans for their operations. There have been moratoria on, and refinancing of, repayments with respect to these loans. Some of the refinancings have imposed restrictions and conditions on the economies of such nations that have adversely affected their economic growth.

Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier countries.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions normally are negotiated directly with the other party. In addition, recently finalized rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements that require the Fund to post collateral in connection with its to-be-announced (“TBA”) transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

The Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or negotiate a commitment after entering into it. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

For purposes of determining the Fund’s average dollar-weighted maturity, the maturity of when-issued, delayed-delivery or forward commitment securities will be calculated from the commitment date.

FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may invest in futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, in anticipation of the purchase of securities or for liquidity management purposes.

The Fund will claim an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Fund. The Fund will engage in transactions in futures contracts and related options. The Fund is required to affirm the Fund’s CPO exclusion annually within 60 days of the start of the calendar year.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Adviser was required to register as a CPO, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop. A related CFTC proposal to harmonize applicable CFTC and SEC regulations could, if adopted, mitigate certain disclosure and operational burdens if CPO registration were required.

When used as a hedge, the Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. The Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund may purchase a futures contract as a hedge in anticipation of purchase of securities. In addition, the Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (the “NFA”) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided them by the NFA or any domestic futures exchange. In particular, the Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Certain derivatives traded in over-the-counter (“OTC”) markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and may not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize these risks by engaging in transactions in derivatives traded in OTC markets only with financial institutions that have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with the Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps were phased in through 2020. These instruments may be subject to additional regulation as qualified financial contracts (see “Qualified Financial Contracts” below for additional information).

ILLIQUID OR RESTRICTED INVESTMENTS. In accordance with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment as defined in the Liquidity Rule is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. Such investments include, but are not limited to, time deposits, repurchase agreements with maturities longer than 7 days, and certain securities restricted as to resale under the 1933 Act.

Securities that may be resold pursuant to Rule 144A under the 1933 Act, securities offered pursuant to Section 4(a)(2) of, or securities otherwise subject to restrictions or limitations on resale under the 1933 Act (“Restricted Securities”) shall not be deemed illiquid solely by reason of being unregistered and may be treated as liquid investments if they meet the criteria in the Fund’s liquidity risk management program and related SEC guidance.

INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies. The Fund intends to limit its investments in accordance with applicable law or as permitted by Rule 12d1-4. Among other things, such law would limit these investments so that, as determined immediately after a securities purchase is made by the Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company (the "5% Limitation"); (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group (the "10% Limitation"); (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund (the "3% Limitation"); and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with all other investment companies that have the same advisor (the “Closed-End Limitation”). Under certain sets of conditions, different sets of restrictions may be applicable. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its proportionate share of that investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by the Fund’s shareholders.

To the extent applicable, the Fund intends to rely on Section 12(d)(1)(F) and Rule 12d1-4 under the 1940 Act which in conjunction with one another allow registered investment companies (such as the Fund) to exceed the 3%, 5% and 10% Limitation and the Closed-End Limitation, provided that the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) do not exceed the limits on sales loads established by the Financial Industry Regulatory Authority (“FINRA”) for funds of funds, and the registered investment company “mirror votes” any securities purchased pursuant to Section 12(d)(1)(F).

LARGE TRADE NOTIFICATIONS. The transfer agent may from time to time receive notice that an authorized institution or other financial intermediary has received an order for a large trade in the Fund’s shares. The Adviser may determine to enter into portfolio transactions in anticipation of that order, even though the order will not be processed until the following business day. This practice provides for a closer correlation between the time shareholders place trade orders and the time the Fund enters into portfolio transactions based on those orders, and permits the Fund to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate their investment positions, in the case of redemption orders. On the other hand, the authorized institution or other financial intermediary may not ultimately process the order. In this case, the Fund may be required to borrow assets to settle the portfolio transactions entered into in anticipation of that order, and would therefore incur borrowing costs. The Fund may also suffer investment losses on those portfolio transactions. Conversely, the Fund would benefit from any earnings and investment gains resulting from such portfolio transactions.

LIBOR RISK. Instruments in which the Fund may invest pay interest at floating rates based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks, or have been subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may have also historically obtained financing at floating rates based on LIBOR. Most LIBOR settings are no longer published, and the UK Financial Conduct Authority (the "FCA") and LIBOR's administrator, ICE Benchmark Administration (the "IBA"), have announced that a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have been planning for the transition away from LIBOR, but there are challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR). As a result, the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally is unknown. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. In addition, a liquid market for newly issued instruments that use a reference rate other than LIBOR still may be developing

LIQUIDITY RISK MANAGEMENT. Pursuant to the Liquidity Rule, the Fund may invest up to 15% of its net assets in illiquid investments. The Fund has implemented a liquidity risk management program and related procedures that identify and monitor illiquid investments pursuant to the Liquidity Rule. In connection with the implementation of the Liquidity Rule and the Fund’s liquidity risk management program, an illiquid investment is defined as an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions within seven (7) calendar days or less without the sale or disposition significantly changing the market value of the investment. If the limitation on illiquid investment is exceeded, other than by a change in market values, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC. To the extent an investment held by the Fund is deemed to be an illiquid investment or less liquid investment, the Fund will be exposed to greater liquidity risk. Liquidity risk is the risk that the Fund will not be able to pay redemption proceeds within the time periods described in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing the Fund’s ability to sell particular securities or close derivative positions at an advantageous market price or other reasons. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like or difficult to value. The Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. In addition, less liquid investments may be more difficult to value and markets may become less liquid when there are fewer interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. Recently, dealers have generally been less willing to make markets for fixed-income securities. All of these risks may increase during periods of market turmoil and could have a negative effect on portfolio management or performance. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed-income securities. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed-income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities derivatives or securities with potential market and/or credit risk tend to have the greatest exposure to liquidity risk. All of these risks may increase during periods of market volatility. The liquidity of certain assets, such as privately issued and non-investment grade mortgage- and asset-backed securities, may be difficult to ascertain and may change over time. Transactions in less liquid investments may entail transaction costs that are higher than those for transactions in more liquid investments.

MISCELLANEOUS. Securities may be purchased on margin only to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities. The Fund may, however, make short sales against-the-box.

MONEY MARKET FUND INVESTMENTS. Certain money market funds in which the Fund may invest, including certain money market funds managed by the Adviser, operate as “institutional money market funds” under Rule 2a-7 of the 1940 Act and must calculate their NAV per share to the fourth decimal place (e.g., $1.0000) reflecting market-based values of the money market fund’s holdings. Because the share price of these money market funds will fluctuate, when the Fund sells its shares they may be worth more or less than what the Fund originally paid for them. The Fund could also lose money if the money market fund holds defaulted securities or as a result of adverse market conditions. These money market funds may impose a “liquidity fee” upon the redemption of their shares or may temporarily suspend the ability to redeem shares if the money market fund’s liquidity falls below the required minimums because of market conditions or other factors.

These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Adviser would otherwise redeem shares. If a liquidity fee is imposed or redemptions are suspended, an investing Fund may have to sell other investments at less than opportune times to raise cash to meet shareholder redemptions or for other purposes. The Adviser, as a result of imposition of liquidity fees or suspension of redemptions, or the potential risk of such actions, may determine not to invest the Fund’s assets in a money market fund when it otherwise would, and may potentially be forced to invest in more expensive, lower-performing investments.

Imposition of a liquidity fee or temporary suspension of redemptions is at the discretion of a money market fund’s board of directors or trustees; however, they must impose a liquidity fee or suspend redemptions if they determine it would be in the best interest of the money market fund. Such a determination may conflict with the interest of the Fund.

The Fund may also invest in money market funds that invest at least 99.5% of their assets in U.S. government securities and operate as “government money market funds” under Rule 2a-7. Government money market funds may seek to maintain a stable price of $1.00 per share and are generally not required to impose liquidity fees or temporarily suspend redemptions. However, government money market funds typically offer materially lower yields than other money market funds with fluctuating share prices.

The Fund could lose money invested in a money market fund. An investment in a money market fund, including a government money market fund, is not insured or guaranteed by the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the money market fund, and you should not expect that the sponsor or any person will provide financial support to a money market fund at any time.

In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. To the extent that fees and expenses, along with the fees and expenses of any other funds in which the Fund may invest, are expected to equal or exceed 0.01% of the Fund’s average daily net assets, they will be reflected in the annual fund operating expenses set forth in the fee table in the Fund’s Prospectus. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. The Fund, through its investment in the money market fund, may not achieve its investment objective. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives. Money market funds are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

OPERATIONAL RISK. The Fund service providers may experience disruptions or operating errors arising from factors such as processing errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. In particular, these errors or failures in systems and technology, including operational risks associated with reliance on third party service providers, may affect the Fund’s ability to calculate its net asset values in a timely manner, including over a potentially extended period. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from those of the Fund in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Adviser, through its monitoring and oversight of the service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for the Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

OPTIONS. The Fund may buy put options and buy call options and write covered call and secured put options. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield differential between two securities (“yield curve options”) and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price prior to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. The Fund will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if the Fund owns the security or currency underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if the Fund holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Fund segregates liquid assets in the amount of the difference.

A put option is covered if the Fund holds a put option on the same security or currency as the option written where the exercise price of the option held is equal to or higher than the exercise price of the option written.

With respect to yield curve options, a call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities. Therefore, the Fund’s liability for such a covered option generally is limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

The Fund’s obligation to sell subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

When the Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

PANDEMIC RISK. The continuing spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including securities the Fund holds, and may adversely affect the Fund’s investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally. Since then, the number of cases has fluctuated and new "variants" have been confirmed around the world. The transmission of COVID-19 and efforts to contain its spread have resulted in international and domestic travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment. These disruptions have led to instability in the marketplace, including stock and credit market losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

The Fund and the Adviser have in place business continuity plans reasonably designed to ensure that they maintain normal business operations, and that the Fund, its portfolio and assets are protected. However, in the event of a pandemic or an outbreak, such as COVID-19, there can be no assurance that the Fund, its investment adviser and service providers, or the Fund’s portfolio companies, will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the investment adviser relies and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund’s investments, the Fund and your investment in the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.

Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs and dramatically lower interest rates. Certain of those policy changes are being implemented in response to the COVID-19 pandemic. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. The effect of recent efforts undertaken by the U.S. Federal Reserve to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate, and other monetary and fiscal actions that may be taken by the U.S. federal government to stimulate the U.S. economy, are not yet fully known. Although vaccines for COVID-19 are becoming more widely available, the full impacts of a pandemic or disease outbreaks are unknown and the pace of recovery may vary from market to market.

QUALIFIED FINANCIAL CONTRACTS. Regulations adopted by federal banking regulators under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), which took effect in 2019, require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of the Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact the Fund’s credit and counterparty risks.

REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Equity REITs may further be categorized by the type of real estate securities they own, such as apartment properties, retail shopping centers, office and industrial properties, hotels, healthcare facilities, manufactured housing and mixed property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the U.S. Code. The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the U.S. Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the U.S. Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. That is, they may have limited financial resources, may trade less frequently and in a limited volume and may be subject to abrupt or erratic price movements in comparison to larger capitalization companies. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects such as location, these risks may be heightened.

In addition, the value of such securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligation.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investments in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

The REIT investments of the Fund may not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Also, under current provisions of the U.S. Code, distributions attributable to operating income of REITs in which the Fund invests are not eligible for favorable tax treatment as long-term capital gains and will be taxable to you as ordinary income.

REAL ESTATE SECURITIES. The Fund may invest in real estate securities. The performance of real estate securities may be significantly impacted by the performance of real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of real estate company shares also may drop because of the failure of borrowers to pay their loans and poor management. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates as well as risks normally associated with debt financing. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable domestic and foreign laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the countries and regions in which the real estate owned by the Fund is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company such as a REIT may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

REPURCHASE AGREEMENTS. The Fund may agree to purchase portfolio securities from domestic and foreign financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Repurchase agreements may be considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement generally will not be more than one year after the Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Fund’s custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System.

The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. In addition, in the event of a bankruptcy, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable. If the Fund enter into a repurchase agreement involving securities the Fund could not purchase directly, and the counterparty defaults, the Fund may become the holder of securities that they could not purchase. Apart from the risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. If the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), generally, the seller of the securities will be required to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Repurchase agreements may be subject to additional regulation as qualified financial contracts (see “Qualified Financial Contracts” above for additional information).

In the event of default by a foreign counterparty in a repurchase agreement, the Fund may be unable to successfully assert a claim to the collateral under foreign laws. As a result, repurchase agreements with foreign financial institutions involve higher credit risks than repurchase agreements with domestic financial institutions. Moreover, certain foreign countries may have less developed and less regulated banking systems and auditing, accounting and financial reporting systems than the United States. In addition, repurchase agreements with foreign financial institutions located in emerging markets, or relating to emerging markets, may involve foreign financial institutions or counterparties with lower credit ratings than domestic financial institutions. (See also “Foreign Investments—General” on page 8 for additional discussion of the risks of investments with foreign institutions).

REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). The Fund may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. The use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund. The Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement.

In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements may be subject to additional regulation as qualified financial contracts (see “Qualified Financial Contracts” above for additional information).

RISKS RELATED TO MEDIUM- AND LOWER-QUALITY SECURITIES. The Fund may invest in medium- and lower-quality securities. Fixed-income securities rated Baa3 or BBB are considered medium-quality obligations with speculative characteristics. Fixed-income securities rated below Baa3 or BBB are considered lower-quality and are regarded as having significant speculative characteristics. Descriptions of the bond ratings are contained in Appendix A. Investments in medium- and lower-quality securities present special risk considerations. Medium-quality securities, although considered investment grade, also are considered to have speculative characteristics. Lower-quality securities are considered predominantly speculative by traditional investment standards. In some cases, these lower-quality obligations may be highly speculative and have poor prospects for reaching investment-grade standard. While any investment carries some risk, certain risks associated with lower-quality securities are different than those for investment-grade securities. The risk of loss through default is greater because lower-quality securities usually are unsecured and are often subordinate to an issuer’s other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of the Fund’s NAV per share.

There remains some uncertainty about the performance level of the market for lower-quality securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower-quality securities (resulting in a greater number of bond defaults) and the value of lower-quality securities held in the portfolio of investments.

The economy and interest rates can affect lower-quality securities differently than other securities. For example, the prices of lower-quality securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-quality investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

The market value of lower-quality securities tends to reflect individual corporate developments to a greater extent than that of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities are often issued in connection with a corporate reorganization or restructuring or as a part of a merger, acquisition, takeover or similar event. They also are issued by less established companies seeking to expand. Such issuers are often highly leveraged, may not have available to them more traditional methods of financing and generally are less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse economic developments or business conditions.

A holder’s risk of loss from default is significantly greater for lower-quality securities than is the case for holders of other debt securities because such securities generally are unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation will be uncertain. The Fund also may incur additional expenses in seeking recovery on defaulted securities. If an issuer of a security defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower-quality securities as well as the Fund’s NAV. In general, both the prices and yields of lower-quality securities will fluctuate.

The secondary market for lower-quality securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-quality securities. In addition, market trading volume for high-yield fixed-income securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for the Fund to obtain precise valuations of the high-yield securities in its portfolio.

The adoption of new legislation could adversely affect the secondary market for high-yield securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.

In certain circumstances, it may be difficult to determine a security’s fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or when the security is lightly traded. As a result, the Fund’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-quality convertible securities held by the Fund, especially in a thinly traded market. Illiquid or restricted securities held by the Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

The ratings of S&P, DBRS Morningstar® Ratings Limited (“DBRS Morningstar®”), Moody’s and Fitch evaluate the safety of a lower-quality security’s principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Adviser performs its own analysis of the issuers whose lower-quality securities the Fund’s purchase. Because of this, the Fund’s performance may depend more on the Adviser’s credit analysis than is the case of mutual funds investing in higher-quality securities.

In selecting lower-quality securities, the Adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Fund’s investment portfolio. The Adviser monitors the issuers of lower-quality securities held by the Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.

RISKS RELATED TO SMALL- AND MID-CAPITALIZATION COMPANY SECURITIES. The Fund may invest in small- and mid- capitalization company securities. While the Adviser may believe that smaller- and mid-capitalization companies can provide greater growth potential than larger, more mature firms, investing in the securities of such companies also involves greater risk, portfolio price volatility and cost. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Small- and mid-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies and may have a greater sensitivity to changing economic conditions. Smaller- and mid- capitalization companies also face a greater risk of business failure. As a result, their performance can be more volatile, which could increase the volatility of the Fund’s portfolios. Generally, the smaller the company size, the greater these risks.

The values of small- and mid-capitalization company stocks will frequently fluctuate independently of the values of larger company stocks. Small- and mid-capitalization company stocks may decline in price as large company stock prices rise, or they may rise in price as large company stock prices decline. You should, therefore, expect that the NAV of Fund that invest in such stocks will be more volatile than, and may fluctuate independently of, broad stock market indices such as the Standard & Poor’s 500® Index (the “S&P 500 Index”).

The additional costs associated with the acquisition of small- and mid-capitalization company stocks include brokerage costs, market impact costs (that is, the increase in market prices which may result when the Fund purchases thinly traded stock) and the effect of the “bid-ask” spread in small- and mid-capitalization company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.

STRUCTURED SECURITIES. The Fund may purchase structured securities. The Fund may invest in structured securities for hedging purposes and to gain exposure to certain countries and currencies. These fixed-income instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in these securities may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher rates of return and present greater risks than unsubordinated structured products.

The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying security or reference asset. Structured securities may also be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.

U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. government obligations that may be acquired by the Fund include U.S. Treasury Bills, Treasury Notes and Treasury Bonds. The Fund also may acquire obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), General Services Administration, Central Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Intermediate Credit Banks and the Maritime Administration.

Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises also are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by any agency, instrumentality or sponsored enterprise thereof, and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.

To the extent consistent with its investment objective and strategies, the Fund may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Not all U.S. government obligations carry the same credit support. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited. In the absence of a suitable secondary market, such participations are generally considered illiquid.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by Ginnie Mae or Fannie Mae, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term variable and floating rate bonds (sometimes referred to as “put bonds”) where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and also includes leveraged inverse floating rate instruments (“inverse floaters”).

With respect to the variable and floating rate instruments that may be acquired by the Fund, the Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Fund’s quality requirements, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

Variable and floating rate instruments that may be purchased by the Fund include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Variable and floating rate instruments also include leveraged inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Fund may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be purchased by the Fund.

Variable and floating rate instruments including inverse floaters held by the Fund will be subject to the Fund’s limitation on illiquid investments, absent a reliable trading market, when the Fund may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

Variable and floating rate instruments held by the Fund will be subject to the Fund’s limitation on illiquid investments, absent a reliable trading market, when the Fund may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

WARRANTS. The Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

YIELDS AND RATINGS. The yields on certain obligations, including the instruments in which the Fund may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, DBRS Morningstar®, Moody’s and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this SAI.

Subject to the limitations stated in the Prospectus, if a security held by the Fund undergoes a rating revision, the Fund may continue to hold the security if the Adviser determine such retention is warranted.

ZERO COUPON AND CAPITAL APPRECIATION BONDS AND PAY-IN-KIND SECURITIES. The Fund may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind (“PIK”) securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value, which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash generally is received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund.

Disclosure of Portfolio Holdings

The Board has adopted policies with respect to the disclosure of the Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates. These policies provide that the Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Fund (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Fund.

The Fund’s Chief Compliance Officer is responsible for monitoring the Fund’s compliance with these policies and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

Non-Public Disclosures

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Fund’s policies provide that non-public disclosures of the Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Fund) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and the Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to the Fund’s shareholders, the Adviser may authorize the release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to the Fund’s shareholders, the Adviser will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As authorized by the Board and/or the Fund’s executive officers, the Fund may periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. These entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Fund. In none of these arrangements does the Fund or any “affiliated person” of the Adviser receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser.

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	X-Square Capital, LLC	Daily
Transfer Agent / Administrator / Fund Accounting / Chief Compliance Officer	ALPS Fund Services, Inc.	Daily
Custodian	U.S. Bank Trust Company, National Association	Daily
Independent Registered Public Accounting Firm	Kevane Grant Thornton, LLP.	Annual Reporting Period: one business day after end of reporting period. Periodically, as necessary for performance of ongoing audit services.
Legal Counsel	Thompson Hine LLP	Up to 30 days before filing with the SEC. Periodically, as necessary for performance of legal services.
Distributor	ALPS Distributors, Inc.	Monthly

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to the Fund.

There is no guarantee that the Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

Portfolio holdings are currently disclosed through required filings with the SEC. The Fund files its portfolio holdings with the SEC and the holdings are made publicly available twice each fiscal year on Form N-CSR (with respect to each annual period and semiannual period) and twice each fiscal year on Form N-PORT (with respect to the first and third quarters of the Fund’s fiscal year). Shareholders may obtain the Fund’s Forms N-CSR and N-PORT filings on the SEC’s website at www.sec.gov.

VALUATION OF PORTFOLIO SECURITIES

The NAV of each share class of the Fund is determined and the shares of the Fund is priced as of the valuation time indicated in the Prospectus on each business day (“Business Day”). A “Business Day” is a day on which the New York Stock Exchange, Inc. (the “NYSE”) is open. Currently, the NYSE will not open in observance of the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, or, when one of these holidays fall on a Saturday or Sunday, the preceding Friday or subsequent Monday. This closing schedule is subject to change.

For purposes of computing the NAV of each share class of the Fund, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern Time) on each business day that the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter market are valued based on the “bid evaluation” price provided by third-party pricing providers. Securities for which market quotations are not readily available, and securities for which it is determined that market quotations do not accurately reflect their value, are valued at fair value as determined in good faith by or under the supervision of the Fund’s officers in a manner specifically authorized by the Board. The Board will annually review the reliability of the method used to value portfolio securities for which market quotations are not readily available.

PERFORMANCE

From time to time, the “average annual total return” and “total return” of an investment in each class of the Fund’s shares may be advertised. An explanation of how total returns are calculated and the components of those calculations are set forth below.

Total Returns - General. Total return information may be useful to investors in reviewing the Fund’s performance. The Fund’s advertisements of its performance must, under applicable SEC rules, include the average annual total returns of the Fund for the 1-, 5-, and 10-year periods (or the life of the applicable Fund, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund’s performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. Investments in the Fund are not insured; their total return is not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor’s shares may be worth more or less than their original cost. Total return for any given past period is not a prediction or representation by the Fund of future rates of return on its shares. The total returns of the shares of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds, and operating expenses.

Total Returns Before Taxes. The “average annual total return before taxes” of each share class of the Fund is an average annual compounded rate of return before taxes for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an Ending Redeemable Value (“ERV”), according to the following formula:

(ERV/P)1/n-1 = Average Annual Total Return Before Taxes

The cumulative “total return before taxes” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

ERV - P = Total Return Before Taxes

P

Total Returns After Taxes on Distributions. The “average annual total return after taxes on distributions” of the Fund is an average annual compounded rate of return after taxes on distributions for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an ending value at the end of the periods shown (“ATVD”), according to the following formula:

(ATVD/P)1/n-1 = Average Annual Total Return After Taxes on Distributions

The cumulative “total return after taxes on distributions” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return after taxes on distributions, but it does not average the rate of return on an annual basis. Total return after taxes on distributions is determined as follows:

ATVD - P = Total Return After Taxes on Distributions

P

Total Returns After Taxes on Distributions and Redemptions. The “average annual total return after taxes on distributions and redemptions” of the Fund is an average annual compounded rate of return after taxes on distributions and redemption for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an ending value at the end of the periods shown (“ATVDR”), according to the following formula:

(ATVDR/P)1/n-1 = Average Annual Total Return After Taxes on Distributions and Redemptions

The cumulative “total return after taxes on distributions and redemptions” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return after taxes on distributions and redemptions, but it does not average the rate of return on an annual basis. Total return after taxes on distributions is determined as follows:

ATVDR - P = Total Return After Taxes on Distributions and Redemptions

P

From time to time the Fund may also quote an “average annual total return at NAV” or a cumulative “total return at NAV.” It is based on the difference in NAV at the beginning and the end of the period for a hypothetical investment (without considering sales charges, if any) and takes into consideration the reinvestment of dividends and capital gains distributions.

Calculation of Portfolio Turnover Rate. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment.

The Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

In connection with certain servicing plans, the Fund has made certain commitments that: (i) provide for one or more brokers to accept on the Fund’s behalf, purchase, exchange and redemption orders; (ii) authorize such brokers to designate other intermediaries to accept purchase, exchange and redemption orders on the Fund’s behalf; (iii) provide that the Fund will be deemed to have received a purchase, exchange or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order; and (iv) provide that customer orders will be priced at the Fund’s NAV next computed after they are accepted by an authorized broker or the broker’s authorized designee.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Fund may not be able to accept purchase, exchange or redemption requests.

The Fund has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of the Fund. Shareholders receiving securities or other property on redemption will generally realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund passes along its investment earnings to you in the form of dividends and capital gains distributions. Dividends are the net income from investments after expenses. The Fund declares and pays dividends from its net investment income at least annually. If there are any short-term capital gains on the sale of investments, they are distributed as necessary. Normally, the Fund will pay any long-term capital gains once a year.

You can receive dividends and distributions in one of the following ways:

●	Reinvestment. You can automatically reinvest your dividends and distributions in additional shares of the Fund. This option is followed by the Fund unless you indicate another choice on your account application.

●	Cash. Please contact your broker-dealer or financial intermediary for additional details.

●	Partial reinvestment. The Fund will automatically reinvest the dividends in additional shares of the Fund and pay your capital gain distributions to you in cash, or the Fund will automatically reinvest your capital gain distributions and send you your dividends in cash.

●	Direct deposit. In most cases, you can automatically transfer dividends and distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer the funds within seven days of the payment date. To receive dividends and distributions this way, the name on your bank account must be the same as the registration on your Fund account.

You may choose your distribution method on your original account application. If you would like to change the option you selected, please call the Fund at 1-833-X-SQUARE or contact your Authorized Dealer.

Taxes

The following is a summary of certain U.S. federal income tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents (not including bona fide residents of Puerto Rico) or taxable entities created or organized under the laws of a State of the United States (collectively, the “U.S. Investors”). The Fund will be treated as a foreign corporation not engaged in a trade or business in the United States for purposes of the U.S. Code and does not intend to derive income treated as effectively connected with a trade or business in the United States. As a foreign corporation not engaged in a trade or business in the United States, the Fund will only be subject to United States federal income taxes if it realizes certain items of U.S. source income of a fixed or determinable annual or periodic nature, in which case the Fund will be subject to withholding of United States federal income tax at a 30% gross rate on such U.S. source income (not including interest received by the Fund on certain registered obligations). Moreover, dividends paid by the Fund should be considered to be derived from Puerto Rico sources and thus, foreign source for U.S. Investors. You should consult your tax adviser for further information regarding federal, state, local and foreign tax consequences relevant to your specific situation, including the consequences of investing in a passive foreign investment company (“PFIC”).

Based on the proposed activities of the Fund, its ownership structure and its classification as a foreign corporation, under the U.S. Code, the Fund will be treated as a PFIC. In the case of individuals who are bona fide residents of Puerto Rico or entities organized under the laws of Puerto Rico for which investment in the Fund is not part of their trade or business (the “Puerto Rico Investors”), distributions paid by the Fund to the Puerto Rico Investors or gains from the disposition of Fund shares should not be subject to U.S. federal income taxes. Also, under proposed regulation under the U.S. Code, individuals who are bona fide residents of Puerto Rico are not subject to the PFIC provisions if they were bona fide residents of Puerto Rico during the entire time they held the shares of the Fund. Generally, the U.S. federal income tax treatment for U.S. Investors is as set forth below.

Distributions. The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). In general, the Fund’s distributions will be taxable to you for federal, state and local income tax purposes. Distributions are taxable whether they are received in cash or reinvested in Fund shares. For federal income tax purposes, Fund distributions are generally taxable to you as ordinary income.

Notwithstanding the above, under the PFIC rules, a U.S. Investor, i.e., a citizen or resident of the United States, a U.S. domestic corporation, or an estate or trust that is taxed as a resident of the United States (such a shareholder is referred to in this section as a “U.S. shareholder”) who receives a distribution from a PFIC in excess of 125% of the average amount of distributions such shareholder has received from the PFIC during the three preceding taxable years (or shorter period if the U.S. shareholder has not held the stock for three years), the U.S. shareholder is treated as receiving an excess distribution equal to such excess. In general, an excess distribution is taxed as ordinary income, and to the extent it is attributed to one or more earlier years in which the PFIC shares were held, it will constitute a deferred tax amount subject to the highest tax rate in effect for such earlier year plus an interest charge. However, as explained before, based on the Fund’s intention of distributing all income currently, no portion of any dividend should be treated as a deferred tax amount.

You should note that if you purchase shares of the Fund just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse result is known as “buying into a dividend.”

Sales, Exchanges and Redemptions. You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares based on the difference between your tax basis in the shares and the amount you receive for them. U.S. shareholders that dispose of PFIC stock at a gain are treated as receiving an excess distribution equal to such gain. As discussed above, an excess distribution is taxed as ordinary income, and to the extent it is attributed to one or more earlier years in which the PFIC shares were held, it will be subject to the highest tax rate in effect for such earlier year plus an interest charge. Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

The Fund (or relevant broker or financial adviser) is required to compute and report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information when such shares are sold or exchanged. The Fund has elected to use the average cost method, unless you instruct the Fund to use a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other financial adviser, they may select a different cost basis method. In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

IRAs and Other Tax-Qualified Plans. The one major exception to the tax principles described above is that distributions on, and sales, exchanges and redemptions of, shares of the Fund held in an IRA (or other tax-qualified plan) will not be currently taxable, unless you borrowed to acquire the shares.

State and Local Taxes. Distributions of ordinary income and capital gains, and gains from the sale, exchange or redemption of your Fund shares, are generally subject to state and local taxes. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

PUERTO RICO TAXES

The following discussion summarizes the material Puerto Rico tax considerations that may be relevant to prospective investors in the Fund. The discussion of Puerto Rico tax matters is based on the current provisions of the Puerto Rico Internal Revenue Code of 2011, as amended (the “Puerto Rico Code”) and the regulations promulgated or applicable thereunder, the administrative pronouncements issued by the Puerto Rico Treasury Department (the “PRTD”), the Puerto Rico Municipal Code, as amended (the “Municipal Code”) and the Puerto Rico Investment Companies Act of 2013, as amended (“PRICA”). No attempt has been made, however, to discuss all Puerto Rico income or other tax matters that may affect the Fund or the investors.

This summary does not attempt to discuss all tax consequences to investors that may be subject to special rules of taxation, such as partnerships or entities that are treated as partnerships for Puerto Rico income tax purposes, “Special Partnerships,” “Subchapter E Corporations” (Corporations of Individuals), life insurance companies, registered investment companies, tax exempt organizations, individuals considered bona fide residents of Puerto Rico under Section 937 of the U.S. Code who own 10% or more of the voting shares of the Fund, estates and trusts.

For purposes of the following discussion, the term "Puerto Rico Corporation" is used to refer to a corporation organized under the laws of Puerto Rico and the term "foreign corporation" is used to refer to a corporation organized under the laws of a jurisdiction other than Puerto Rico.

The statements that follow are based on the existing provisions of such statutes and regulations, and judicial decisions and administrative pronouncements, all of which are subject to change (even with retroactive effect). A prospective investor should be aware that an opinion of counsel represents only such counsel’s best legal judgment and that it is not binding on the PRTD, any municipality or agency of Puerto Rico or the courts. Accordingly, there can be no assurance that the opinions set forth herein, if challenged, would be sustained.

Puerto Rico Taxation of the Fund

Income Taxes. Pursuant to Administrative Determination No. 19-04 issued by the PRTD on September 4, 2019 (the “Puerto Rico Treasury Administrative Determination”), the Fund is deemed to be, for taxation purposes, a registered investment company under PRICA. As such, the Fund will be exempt from Puerto Rico income tax for a taxable year if it distributes to its shareholders at least 90% of its net income for the taxable year within the time period provided by the Puerto Rico Code (the “90% Distribution Requirement”). In determining its net income for purposes of the 90% Distribution Requirement, the Fund shall not take into account capital gains and losses and certain items of income (including interest) that are exempt from taxation under the Puerto Rico Code. The Fund intends to meet the 90% Distribution Requirement to be exempt from Puerto Rico income tax.

Property Taxes. Under the provisions of the Municipal Code, the Fund will be subject to property taxes. However, property of the Fund that consists of repurchase agreements, obligations of the Government of Puerto Rico or the U.S. government, and stocks and bonds of domestic or foreign corporations are exempt from property taxes imposed by the Municipal Code.

Municipal License Taxes. Pursuant to PRICA, investment companies, such as the Fund, are not subject to municipal license taxes; provided that they are registered under PRICA. Because municipalities have the authority to impose taxes that are not incompatible with the taxes imposed by the Commonwealth of Puerto Rico, the holding of the Puerto Rico Treasury Administrative Determination should be construed as exempting the Fund from the municipal license tax imposed by the Municipal Code.

Puerto Rico Taxation of Fund Shareholders

Pursuant to the Puerto Rico Treasury Administrative Determination, the Fund is deemed to be, for taxation purposes, a registered investment company under PRICA. The discussion below assumes that dividends distributed by the Fund will be treated as dividends distributed by a registered investment company under PRICA.

Regular Income Taxes. Dividend distributions by the Fund would be classified as “Capital Gain Dividends” or “Ordinary Dividends” as discussed below.

Ordinary Dividends and Capital Gain Dividends are included in income and subject to Puerto Rico income tax (as ordinary gross income or capital gain, respectively) regardless of whether they are reinvested in additional shares of the Fund pursuant to the Fund’s dividend reinvestment plan (if and when such plan is established). Distributions that exceed the earnings and profits of the Fund will be treated as a tax-free return of capital to a shareholder to the extent of the shareholder’s basis in the shares of the Fund, and any excess will be treated as a gain from the sale or exchange of such shares.

Individual Residents of Puerto Rico and Puerto Rico Corporations. Ordinary Dividends received by individual residents of Puerto Rico will be subject to the special income tax rate provided under Section 1023.06 of the Puerto Rico Code, currently 15%, to be withheld at source by the Fund (or its paying agent), rather than to the regular tax on ordinary income.

An Ordinary Dividend received by a Puerto Rico Corporation will be subject to regular and alternative minimum tax. An Ordinary Dividend received by a Puerto Rico Corporation will qualify for 85% dividends received deduction. Puerto Rico Corporations will not be eligible for the 15% preferential tax applicable in the case of individual residents of Puerto Rico.

Individual residents of Puerto Rico are subject to alternate basic tax if their regular tax liability is less than the alternate basic tax liability. The alternate basic tax rates range from 1% to 24% depending on the alternate basic tax net income. The alternate basic tax net income is determined by adjusting the individual’s net income subject to regular income tax rates by, among other items, adding: (i) certain income exempt from the regular income tax and (ii) income subject to special tax rates as provided in the Puerto Rico Code such as: Ordinary Dividends, Capital Gain Dividends and long-term capital gains recognized by individuals on the sale, exchange or other taxable disposition of the shares of the Fund. It should be noted that Exempt Dividends distributed by the Fund are not subject to alternate basic tax.

Capital Gain Dividends will qualify for the special income tax rate on capital gains of 15% in the case of individual residents of Puerto Rico and for the alternative tax rate of 20% in the case of Puerto Rico Corporations.

Individuals not Residents of Puerto Rico. Individuals who are not residents of Puerto Rico will be subject to Puerto Rico income tax on Ordinary Dividends at the rate of 15% to be withheld at source by the Fund or its paying agent. No Puerto Rico income tax should apply on Capital Gain Dividends because such dividends are treated as long-term capital gains from sources outside of Puerto Rico. By purchasing the shares of the Fund, each individual investor who is not a resident of Puerto Rico will be irrevocably agreeing to the 15% Puerto Rico income tax withholding on all Ordinary Dividends.

Foreign Corporations. The income taxation of Ordinary Dividends and Capital Gain Dividends paid by the Fund to a foreign corporation will depend on whether or not the foreign corporation is engaged in a trade or business in Puerto Rico in the taxable year of the dividend.

A foreign corporation that is not engaged in a trade or business in Puerto Rico will be subject to Puerto Rico income tax on Ordinary Dividends at the income tax rate of 10% and no Puerto Rico income tax should apply on Capital Gain Dividends because such dividends are treated as long-term capital gains from sources outside of Puerto Rico.

Foreign corporations that are engaged in trade or business in Puerto Rico are subject to the applicable regular Puerto Rico corporate income tax rates on their net income that is effectively connected with the active conduct of a trade or business in Puerto Rico. This income will include all net income from sources within Puerto Rico, such as the Ordinary Dividends, and certain items of net income from sources outside Puerto Rico that are effectively connected with the active conduct of a trade or business in Puerto Rico, which may include Capital Gain Dividends in the case of foreign corporations engaged in a financing, lending or trading business in Puerto Rico. Such net income would be subject to the same rules applicable to Puerto Rico Corporations (including the dividends received deduction and 20% preferential tax on capital gains, discussed above). In general, foreign corporations that are engaged in a trade or business in Puerto Rico are subject to tax at gradual corporate income tax rates that range from 18.5% to 37.5%, plus a 10% branch profits tax.

Special withholding tax considerations. By purchasing shares of the Fund, investors who are individual residents of Puerto Rico, Puerto Rico Corporations and foreign corporations engaged in a trade or business in Puerto Rico will be irrevocably agreeing that all Ordinary Dividends distributed to them will be subject to a 15% Puerto Rico income tax withholding, which will be automatically withheld at the source by the Fund (or its paying agent).

Gain on Disposition of Shares of the Fund

General. Gain recognized by an investor from the sale, exchange or other disposition (including a redemption that is not essentially equivalent to a dividend) of shares of the Fund will be treated as a capital gain for shareholders who hold the shares of the Fund as a capital asset and as a long-term capital gain if the shares of the Fund has been held by the shareholder for more than one year prior to such sale or exchange.

Individual Residents of Puerto Rico and Puerto Rico Corporations. Gain recognized by a shareholder from the sale, exchange or other disposition (including a redemption that is not essentially equivalent to a dividend) of shares in the Fund will be treated as a capital gain for shareholders who hold such shares as a capital asset and as a long-term capital gain if such shares have been held by the shareholder for more than one (1) year prior to such sale or exchange. Long-term capital gains recognized by individual residents of Puerto Rico on the sale, exchange or other disposition of their shares of the Fund will be subject to a 15% income tax rate. Alternatively, the individual residents of Puerto Rico may elect to include such long-term capital gains as ordinary income and be subject to the regular income tax rates imposed under the Puerto Rico Code. Long-term capital gains recognized by a Puerto Rico Corporation on the sale, exchange or other disposition of its shares in the Fund will be subject to an alternative 20% income tax rate.

Individuals not Residents of Puerto Rico. Individuals who are not residents of Puerto Rico will not be subject to Puerto Rico income tax on the sale or exchange of shares of the Fund if the gain resulting therefrom constitutes income from sources outside Puerto Rico. Generally, gain on the sale or exchange of shares of the Fund by individuals not residing in Puerto Rico constitutes income from sources outside Puerto Rico and, therefore, such gain is not subject to Puerto Rico income taxes in the case of such individuals.

Foreign Corporations. Foreign corporations that are not engaged in a trade or business in Puerto Rico will not be subject to Puerto Rico income tax on any capital gain realized on the sale or exchange of shares of the Fund because such gains should constitute income from sources outside Puerto Rico. A foreign corporation that is engaged in a trade or business in Puerto Rico will generally be subject to Puerto Rico corporate income tax on any gain realized on the sale or exchange of shares of the Fund if such gain is: (1) from sources within Puerto Rico, or (2) from sources outside Puerto Rico and effectively connected with a trade or business in Puerto Rico. Any such gain will qualify for an alternative tax of 20% if it qualifies as a long-term capital gain. In general, a foreign corporation that is engaged in a trade or business in Puerto Rico will also be subject to a 10% branch profits tax.

Puerto Rico IRA Account Owners or Beneficiaries. Amounts distributed to an IRA organized through a trust established under the laws of the Commonwealth of Puerto Rico would not be subject to Puerto Rico income tax. Income derived by IRA accounts from their shares of the Fund, and distributions by IRA trusts to IRA account beneficiaries, will be subject to the tax treatment afforded under the Puerto Rico Code to IRA trusts and their beneficiaries, as disclosed in the offering documents for each IRA trust.

Puerto Rico Code Qualified Plans. Distributions on, and sales, exchanges and redemptions of, shares of the Fund held by a Puerto Rico qualified plan would not be subject to Puerto Rico income tax. Puerto Rico qualified plan lump-sum distributions representing the entire benefit paid or made available to a participant or his beneficiary within a single taxable year, in excess of such taxpayer’s tax basis, which are made: (i) as a result of separation of employment for any reason or (ii) the plan termination, would be considered as a long-term capital gain subject to a special income tax rate of 20%. However, if the Puerto Rico qualified plan lump-sum distribution additionally complies with the following requirements: (i) the qualified plan trust making the distribution is organized under the laws of the Government of Puerto Rico or has a Puerto Rico resident trustee and uses such trustee as a payment agent and (ii) at least ten percent (10%) of all trust assets attributable to Puerto Rico resident participants, determined based on the average balance of the trust investments during the plan year during which the distribution is made and each of the two plan years preceding the date of the distribution, has been invested in registered investment companies organized under the laws of Puerto Rico and subject to taxation under Puerto Rico Code Section 1112.01, such as the Fund, or other assets based in Puerto Rico as provided in the Puerto Rico Code, the regulations promulgated under the Puerto Rico Code or any Circular Letter issued by the Puerto Rico Treasury Department Secretary, or in the case of defined contribution plans where separate accounts are maintained for each participant or beneficiary, the “property located in Puerto Rico” investment requirement may be met with respect to assets credited to the account of the participant or beneficiary, the applicable Puerto Rico income tax rate on these lump-sum distributions would be 10%.

Estate and Gift Taxes. Puerto Rico estate and gift taxes imposed by the Puerto Rico Code have been repealed with respect to transfers by inheritance or gift occurring after December 31, 2017.

Municipal License Taxes. Under the Municipal Code, all dividends distributed by the Fund to Puerto Rico Corporations and foreign corporations that are engaged in a trade or business in Puerto Rico will form part of their “volume of business” and, therefore, may be subject to a municipal license tax of up to 1.5%, in the case of such shareholders that are engaged in a financial business, or of up to 0.5%, in the case of such shareholders engaged in non-financial businesses. Individuals will not be subject to a municipal license tax on the Fund’s distributions.

Property Taxes. Under the provisions of the Municipal Code, the shares of the Fund are exempt from Puerto Rico personal property taxes in the hands of the Fund’s shareholders.

The discussion contained in this section is a general and abbreviated summary of certain Puerto Rico tax considerations affecting the Fund and the investors, and it is not intended as tax advice or to address a shareholder’s particular circumstances. Investors are urged to consult their tax advisers regarding the tax consequences of investing in the Fund.

MANAGERS AND OFFICERS

Board of Managers.

Overall responsibility for management of the Fund rests with the members of the Board (the “Managers”), who are elected by the shareholders of the Fund, unless appointed to fill a vacancy in accordance with the limited liability company agreement of the Fund and the 1940 Act. The Fund is managed by the Board in accordance with the laws of the Commonwealth of Puerto Rico. There are currently four (4) Managers, three (3) of whom are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Managers”). The Managers, in turn, elect the officers of the Fund to supervise actively its day-to-day operations.

Independent Managers

Name, Birth Year and Address[1]	Position(s) Held with Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Manager[3]	Other Directorships Held by Manager[4]
Ramón Ponte (1958)	Manager	Since April 2022	Independent consultant since 2011; Board Member and Chair of the Audit Committee, Bancredito International Bank and Trust, since 2014; Board Member, Puerto Rico CPA Society, from 2013 to 2019; Board President, Puerto Rico CPA Society, from 2017 to 2018; Board Member, Puerto Rico CPA Society Foundation, since 2019; Chairman, Puerto Rico CPA Society Foundation, since 2020, Board Member, Fundación Intellectus, since 2020; Managing Member, BRAG BP LLC, since January, 2021.	1	X-Square Series Trust
Denisse Rodríguez (1984)	Manager	Since April 2022	Executive Director, Puerto Rico Science, Technology & Research Trust, since 2015; Chief Operating Director, CodeTrotters, from 2015 to 2017.	1	X-Square Series Trust
Luis Roig (1959)	Manager	Since June 2019	Managing Director and CFO, Santander Securities LLC from 2013 until 2016; Chief Financial Officer, Americas Leading Finance LLC since 2016.	1	X-Square Series Trust

Interested Manager5

Name, Birth Year and Address	Position(s) Held with Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Manager	Other Directorships Held by Manager[3]
Ignacio Canto (1983)	Manager	Since January 2019	President, X-Square Capital, LLC since 2013.	1	Director of X2 Alternative Dividend Alpha Fund, Inc. and Interested Trustee of X-Square Series Trust

[1]	Each Manager may be contacted by writing to the Manager, Centro Internacional de Mercadeo II, 90 Carr. 165, Suite 803, Guaynabo, PR 00968.
[2]	Each Manager holds office until he or she dies, adjudicated incompetent, voluntarily withdraws, is removed, certified as mentally or physically incapable to perform their duties, declared bankrupt, has a receiver appointed to administer the property or affairs of such Manager, reaches a mandatory age for retirement, or ceases to be a Manager under the Puerto Rico General Corporations Law.
[3]	The “Fund Complex” consists of the Fund.
[4]	Directorships of companies required to report to the SEC under the 1934 Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.
[5]	An “interested person,” as defined by the 1940 Act. Mr. Canto is deemed to be an “interested” Manager because he is the owner of all membership interests of the Adviser, and also serves as its President, Treasurer and sole director.

The Board believes that each of the Managers’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Managers lead to the conclusion that each Manager should serve in such capacity. Among the attributes common to all Managers is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Managers, the Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Managers. A Manager’s ability to perform his or her duties effectively may have been attained through the Manager’s business, consulting and/or public service; experience as a board member of the Fund, other investment funds, or non-profit entities or other organizations; education or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Manager.

Independent Managers

Ramón Ponte has been a Manager since April 2022.

Mr. Ponte has worked as an independent consultant with a variety of companies and the Puerto Rican government, principally on reporting financial matters since 2011. He resides in San Juan, Puerto Rico. Mr. Ponte practiced public accounting for over 30 years. Mr. Ponte joined PricewaterhouseCoopers LLP (“PwC”) upon his graduation from college. His career at PwC allowed him the opportunity to constantly interact with top management and the boards of clients primarily in the financial services sector both in Puerto Rico and Latin America. Mr. Ponte currently serves on the Board of Directors and is the Chair of the Audit committee for Bancredito International Bank and Trust. Mr. Ponte served as a Board Member and acted as President of the Board for Puerto Rico CPA Society from 2013 to 2019 and from 2017 to 2018, respectfully. Mr. Ponte currently serves as a Board Member and acted as Chairman of the Board for Puerto Rico CPA Society Foundation since 2019 and 2020, respectively. Mr. Ponte has also served on a Board Member for Fundaction Intellectus, a non-profit organization supporting health sciences education and research, since 2020. Mr. Ponte is a Managing Member of BRAG LLC, a family investment company that was created in 2020, but is currently inactive. Mr. Ponte has BS in Economics Degree from The Wharton School, University of Pennsylvania, and an MBA from the University of Chicago.

Denisse Rodríguez has been a manager since April 2022.

Ms. Rodríguez currently serves as the Executive Director for the Puerto Rico Science Technology & Research Trust and has held that position since 2015. In that capacity, Ms. Rodríguez has held roles as an Ecosystem Builder, Strategy Lead and Designer, all of which she has performed with great success and outcomes. Ms. Rodríguez was also appointed to many representative roles with businesses outside of the company, including acting as a Delegate for the Americas Competitiveness Exchange Entrepreneurship & Innovation in Israel and Germany. Ms. Rodríguez also was selected as the Vice President of the business incubator Kingbird Innovation Center Board of Directors.

Ms. Rodríguez also served as Chief Operating Officer for CodeTrotters from 2015 to 2017. In that role, Ms. Rodríguez designed strategies to build the first coding academy in Puerto Rico, and she expanded the program throughout the Caribbean and Latin America. Ms. Rodríguez not only helped build a network of global startups to aid in offering opportunities to new talent in the tech arena, but she also designed and implemented the administrative and operation processes to further expand the program’s growth.

Luis Roig has been a Manager since June 2019.

Mr. Roig is the Chief Financial Officer in Americas Leading Finance LLC. From 2001 to 2016, Mr. Roig was the Managing Director and Chief Financial Officer of Santander Securities LLC (“Santander”) responsible for the Puerto Rico, Miami and North East businesses’ daily financial accounting processes, financial and operating budgets, monthly financial reporting and analysis to management and Board of Directors, regulatory compliance reporting, and compliance with all federal and state tax laws and regulations. He also acted as President (2010-2011), Chief Compliance Officer (2011-2012) and Chief Risk Officer (2016) of Santander. From 1996 to 2000 he was a Vice President and Comptroller of Santander.

Prior to working with Santander, Mr. Roig was the Comptroller of The Bank and Trust of Puerto Rico and Oriental Bank and Trust. Before joining Oriental Bank and Trust, he was an Audit Manager at Arthur Andersen & Co. specializing in financial institutions. Mr. Roig is a Certified Public Accountant (CPA) and Chartered Global Management Accountant (CGMA), member of the Puerto Rico Society of Certified Public Accountants and of the American Institute of CPAs. He has a BSBA in Accounting from the Interamerican University of Puerto Rico.

Interested Manager

Ignacio Canto has been a Manager since January 2019.

Mr. Canto was Executive Vice President and Treasurer of Government Development Bank for Puerto Rico (GDB) from August 2010 until December 31, 2012. In such capacity, he was responsible for GDB’s asset and liability management, and for pricing and structuring over $18 billion of bonds issued by the Commonwealth of Puerto Rico and its instrumentalities. While at GDB, Mr. Canto implemented a global macro trading strategy with success, focusing on fundamental trends and technical studies. Between July 2005 and August 2010, Mr. Canto worked as a portfolio manager and portfolio analyst at Santander Asset Management Corporation, where he traded interest rate derivatives, U.S. government agency debentures, structured products, municipal bonds, equities and equity derivatives, and in the Investment Banking division of Santander Securities Corporation. Mr. Canto has a Bachelor of Business Administration with a concentration in Finance from Boston University’s School of Management.

Specific details regarding each Manager’s principal occupations during the past five years are included in the table above.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and other service providers in the operation of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Fund’s Limited Liability Company Agreement. The Board is currently composed of four members, three of whom are Independent Managers. The Board meets in-person at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an Audit Committee, and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed Mr. Canto, an interested Manager, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Adviser, other service providers, counsel and other Managers generally between meetings. The Chairman serves as a key point person for dealings between management and the Managers. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Managers and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board requires senior officers of the Fund and the Adviser to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee also receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board also receives reports from certain of the Fund’s other primary service providers on a periodic or regular basis. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

The Board has an Audit Committee, whose function is to recommend independent auditors of the Fund and monitor accounting and financial matters. The Audit Committee is composed of the Independent Managers. Mr. Ponte serves as the Chairman of the Audit Committee. The Board has determined that Mr. Ponte and Mr. Roig may serve as the Audit Committee Financial Experts. During the fiscal year ended December 31, 2022, the Audit Committee met two times.

The Board has a standing Nominating and Governance Committee that is composed of the Independent Managers. Mr. Ponte serves as Chairman of the Nominating and Governance Committee. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Fund’s Board, if any. The Nominating Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund’s office. During the fiscal year ended December 31, 2022, the Nominating and Governance Committee met two times.

The following tables show the dollar ranges of securities beneficially owned by the Managers in the Fund as of December 31, 2022. No Independent Manager or his or her immediate family member owns beneficially or of record an interest in the Adviser or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser. As of December 31, 2022, the Managers and Officers as a group held 0.12%, 0.76% and 3.13% of the outstanding shares of Class A, Class C and Institutional Class, respectively.

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Manager in Fund Complex [1]
Independent Managers
Ramón Ponte	Over $100,000	Over $100,000
Denisse Rodríguez	None	None
Luis Roig	None	None
Interested Managers
Ignacio Canto	Over $100,000	Over $100,000
[1]	The Fund Complex consists of the Fund.

Board Compensation.

The Independent Managers receive a quarterly retainer of $2,000 and a fee of $1,000 per quarterly or special Board meeting attended in- person or telephonically. The Managers do not receive pension or retirement benefits as part of their compensation from the Fund. The Chairman of the Audit Committee, Mr. Ponte, does not receive an additional quarterly retainer. Ignacio Canto does not receive compensation in the form of manager fees from the Fund.

The Independent Managers received the following fees for their services during the Fund's most recent fiscal year:

Manager	Compensation from the Fund*	Total Compensation From Fund and Fund Complex Paid to Manager*
Fernando Nido**	$3,000	$3,000
Ramón Ponte***	$9,000	$9,000
Luis Roig	$12,000	$12,000
Denisse Rodríguez***	$9,000	$9,000
*	The Fund Complex consists of the Fund.

**	Mr. Nido resigned from the Board effective April 25, 2022.

***	Mr. Ponte and Ms. Rodriguez became Managers of the Fund effective April 22, 2022.

Officers.

The following table lists each officer of the Fund, his or her year of birth, position with the Fund, and principal occupations during the past five years. There is no defined term of office, and each officer of the Fund serves until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor.

Name (Birth Year)	Position Held by the Fund and Length of Time Serviced	Principal Occupation for the Last Five Years
Ignacio Canto (1983)	President since January 2019	President of X-Square Capital, LLC since 2013.
Cristina Perez (1976)	Treasurer since May 2022	Chief Compliance Officer and Head of Operations at X-Square Capital since 2022. Banco Popular de Puerto Rico Mutual Fund’s Administration from 1999 to 2022.
Gabriel Medina (1989)	Secretary since January 2019	Portfolio Manager of X-Square Capital, LLC since 2018. Chief Compliance Officer of X-Square Capital, LLC from 2015 to 2018. Analyst at Accenture from 2014 to 2015.
Ivana Kovačić (1977)	Chief Compliance Officer since 2022	Deputy Chief Compliance Officer, ALPS Fund Services, Inc. since October 2021. Ms.Kovačić joined ALPS in March 2020 as a Regulatory Compliance Manager. Prior to her current role, Ms. Kovačić served as Senior Compliance Analyst at Jennison Associates (August 2013 –January 2019). Ms. Kovačić is also the Chief Compliance Officer for 1WS Credit Income Fund, ALPS Series Trust and Goehring & Rozencwajg Investment Funds.

The officers of the Fund receive no compensation from the Fund for performing the duties of their offices.

The mailing address of each officer of the Fund is Centro Internacional de Mercadeo II, 90 Carr. 165, Suite 803, Guaynabo, PR 00968.

ADVISORY AND OTHER CONTRACTS

The following sections describe the Fund’s material agreements for investment advisory, custodial and transfer agency services.

Investment Adviser.

X-Square Capital, LLC, a Puerto Rico limited liability company registered as an investment adviser with the SEC, serves as the investment adviser to the Fund. Mr. Ignacio Canto is the owner of all the membership interests of the Adviser and also serves as its President, Treasurer and sole director. As of March 31, 2023, the Adviser managed approximately $295,646,453 million for numerous clients.

Investment Advisory Agreement.

On March 8, 2019, the Board, including a majority of the Independent Managers, initially approved the investment advisory agreement between the Fund, on behalf of the Fund, and the Adviser (the “Advisory Agreement”). As compensation for advisory services to the Fund, the Adviser is entitled to an advisory fee of 1.00% of the average daily net assets of the Fund. During the fiscal years ended December 31, 2022, December 31, 2021 and December 31, 2020, the Fund incurred advisory fees of $330,410, $220,907 and $43,019, respectively.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until one year from the date of the Fund’s prospectus (through April 30, 2024), to ensure that Net Annual Operating Expenses (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions, interest, other expenditures that are not capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) will not exceed 2.75%, 3.50% and 2.50% of the Fund’s average daily net assets for Class A, Class C and Institutional Class shares, respectively. The Adviser will be permitted to recover, on a class-by-class basis, any fees waived and/or expenses reimbursed pursuant to the Agreement described above to the extent that the Fund expenses in later periods fall below the lesser of (i) the expense limitation in effect at the time the fees and/or expenses to be recovered were waived and/or reimbursed and (ii) the expense limitation in effect at the time the Adviser seeks to recover the fees or expenses. The Adviser will not be entitled to recover any such waived or reimbursed fees and expenses more than three years after the date on which the fees were waived or expenses were reimbursed. This Agreement shall continue automatically for periods of one year (each such one year period, a “Renewal Year”). This Agreement may be terminated, as to any succeeding Renewal Year, by either party upon 60 days’ written notice prior to the end of the then current Renewal Year. Notwithstanding the foregoing, this Agreement may be terminated by the Board at any time if it determines that such termination is in the best interest of the Fund and its shareholders. The Adviser may not terminate this waiver arrangement without the approval of the Board. During the fiscal years ended December 31, 2022, December 31, 2021 and December 31, 2020, the Adviser waived fees and/or reimbursed expenses of $174,643, $167,075 and $444,720, respectively, resulting in a net advisory fee of $155,767 and $53,832 for the periods ended December 31, 2022 and 2021, respectively, and in zero net advisory fees for the fiscal year ended December 31, 2020.

The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the agreement by the Adviser, or a breach of fiduciary duty with respect to receipt of compensation, neither the Adviser nor any of its directors, officers, shareholders, agents, or employees shall be liable to the Fund, the Fund or any shareholder of the Fund for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services thereunder or for any loss suffered by the Fund, the Fund or any shareholder of the Fund in connection with the performance of the agreement.

The Advisory Agreement provides that unless sooner terminated, it will continue in effect as to the Fund for an initial two-year period and then may be renewed for consecutive one-year periods going forward, provided that such renewal is approved at least annually by the Board or by a vote of a majority of the outstanding shares of the Fund, and in either case, by a majority of the Independent Managers by votes cast in person at a meeting called for such purpose. The Advisory Agreement terminates automatically in the event of any assignment, as defined in the 1940 Act.

Portfolio Managers.

This section includes information about Ignacio Canto and Gabriel Medina, the Fund’s portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Other Accounts

Portfolio Manager	Number of Other Accounts (Total Assets)* as of December 31, 2022	Number of Other Accounts (Total Assets)* Subject to a Performance Fee as of December 31, 2022
Ignacio Canto
Registered Investment Companies	None	None
Other Pooled Investment Vehicles	2 ($70,810,779)	2 ($70,810,779)
Other Accounts	185 ($181,430,441)	None

Gabriel Medina
Registered Investment Companies	None	None
Other Pooled Investment Vehicles	2 ($70,810,779)	2 ($70,810,779)
Other Accounts	185 ($181,430,441)	None

*	Rounded to the nearest dollar.

Portfolio Managers’ Conflicts of Interest

In managing other investment companies, other pooled investment vehicles and other accounts, the Adviser may employ strategies similar to those employed by the Fund. As a result, these other accounts may invest in the same securities as the Fund. The SAI section entitled “Portfolio Transactions” discusses the various factors that the Adviser considers in allocating investment opportunities among the Fund and other similarly managed accounts.

Fund Ownership

As of December 31, 2022, the table below provides beneficial ownership of Shares of the portfolio managers of the Fund. Please note that the table provides a dollar range of the portfolio managers’ holdings in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000).

Shares Beneficially Owned by	Dollar ($) Range of Shares Beneficially Owned by
Ignacio Canto*	$100,001-$500,000
Gabriel Medina	$1-$10,000

*	Mr. Canto is an indirect beneficial owner of Shares through his ownership of the Adviser.

Compensation

Each Portfolio manager receives base and discretionary compensation that is not directly linked to account performance.

Administration

ALPS Fund Services, Inc., acts as the administrator (“Administrator”) for the Fund. The Administrator assists in the filing of required disclosure documents with the SEC, preparation of Board materials and assisting with compliance testing. For its services as Administrator, ALPS Fund Services, Inc. receives an annual fee from the Fund.

In addition, ALPS Fund Services, Inc. provides the Fund with fund accounting services, which includes certain monthly reports, record- keeping and other management-related services. The associated fees for these services are reflected in the Administration Agreement.

ALPS Fund Services, Inc. began providing transfer agency, fund administration and fund accounting services to the Fund on March 25, 2019. The Administrator receives an annual base fee from the Fund of $125,000. During the fiscal years ended December 31, 2022, December 31, 2021 and December 31, 2020, the Fund paid the Administrator $191,667, $198,367 and $195,553, respectively, in Fund accounting, administration and compliance fees.

Custodian.

U.S. Bank Trust Company, National Association, 425 Walnut Street, Cincinnati, Ohio 452024 (the “Custodian”) serves as custodian for the assets of the Fund. Under the Custody Agreement, the Custodian holds the Fund’s securities and keeps all necessary accounts and records. Under this Agreement, the Custodian (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of the Fund’s securities; and (4) responds to correspondence from security brokers and others relating to its duties. The Custodian may, with the approval of the Fund and at the Custodian’s own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that the Custodian shall remain liable for the performance of all of its duties under the Custodian Agreement. During the fiscal year ended December 31, 2022, the Fund paid the Custodian $4,623 in custodian fees. During the fiscal year ended December 31, 2021, the Fund paid the Custodian $5,000 in custodian fees, and during the fiscal year ended December 31, 2020, the Fund paid its previous custodian, MUFG Union Bank, N.A., $5,000 in custodian fees.

Distributor.

ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203 (the “Distributor”) serves as distributor for the continuous offering of the Fund’s shares.

Fund Distribution and Services Plan.

As described in the Prospectus, the Fund has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under Rule 12b-1. Under the Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year with respect to Class A Shares, 0.00% with respect to Institutional Class shares and 1.00% with respect to Class C shares. The Class C distribution fee includes a distribution fee of up to 0.75% and a service fee of up to 0.25%. During the fiscal year ended December 31, 2022, Class A Shares and Class C Shares paid $69,025 and $39,837 under the Plan, respectively.

In approving the Plan in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Board, including a majority of the Independent Managers who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the “Rule 12b-1 Managers”), considered various factors and determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

The Plan will continue in effect from year to year if specifically approved annually (a) by the majority of the Fund’s outstanding voting shares or by the Board and (b) by the vote of a majority of the Rule 12b-1 Managers cast in person at a meeting called specifically for the purpose of voting on the Distribution Plan. While the Plan remains in effect, the Fund will furnish to the Board a written report of the amounts spent by the Fund under the Plan and the purposes for these expenditures. The Plan may not be amended to increase materially the amount to be spent for distribution or shareholder services without shareholder approval and all material amendments to the Plan must be approved by a majority of the Board and by the Rule 12b-1 Managers in a vote cast in person at a meeting called specifically for that purpose. While the Plan is in effect, the selection and nomination of the Independent Managers shall be made by those Independent Managers then in office, and a majority of the Board shall be comprised of Independent Managers.

Payments to Financial Intermediaries by the Adviser or its Affiliates.

In addition to and apart from payments made by the Fund under the Distribution Plan, the Adviser and its affiliates also may make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell Class A Shares of the Fund for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Payments based on transactional charges may include the payment or reimbursement of all or a portion of  “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of the Fund over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. The Adviser and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness to cooperate with the Adviser’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors and their weightings may differ from one intermediary to another and may change from time to time.

As of April 30, 2023, the broker-dealer firms with which the Adviser or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A Shares of the Fund and its broker- dealer subsidiaries are as follows: Charles Schwab & Co., Inc., Fidelity Brokerage Services, LLC and Pershing, LLC. These fees may be in addition to fees paid from the Fund’s assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.

In addition, for all share classes, the Adviser, the Distributor, or their affiliates may pay, from their own assets, brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries’ fees for providing other marketing or distribution- related services, as well as recordkeeping, sub-accounting, transaction processing, and other shareholder or administrative services in connection with investments in the Fund. These fees are in addition to any fees that may be paid from the Fund’s assets to these financial intermediaries. The Adviser or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments.

The Adviser or its affiliates may also share certain marketing expenses with intermediaries, or pay for, or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Fund. The Adviser or its affiliates may make payments to participate in intermediary marketing support programs which may provide the Adviser or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of the Fund and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Fund to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Fund available to their customers.

The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of the Fund’s shares over sales of other mutual funds (or non- mutual fund investments) or to favor sales of one class of the Fund’s shares over sales of another, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Fund within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Fund in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach the Adviser to request that the Adviser make contributions to certain charitable organizations. In these cases, the Adviser’s contribution may result in the financial intermediary, or its salespersons, recommending the Fund over other mutual funds (or non-mutual fund investments).

The payment arrangements described above will not change the price an investor pays for Class A Shares nor the amount that the Fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Class A Shares and, if applicable, when considering which share class of the Fund is most appropriate for you.

Transfer Agent.

ALPS Fund Services, Inc. also acts as the transfer agent (“Transfer Agent”) for the Fund. The Transfer Agent maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. The Transfer Agent receives an annual base fee from the Fund of the greater of $20,000 or 0.0175% of net assets plus a per account fee. During the fiscal years ended December 31, 2022, December 31, 2021 and December 31, 2020, the Fund paid the Transfer Agent $41,635, $39,822 and $32,466, respectively, in transfer agent fees.

Independent Registered Public Accounting Firm.

Kevane Grant Thornton, LLP, located at principal business address 33 Bolivia Street, Suite 400, San Juan PR 00917-2013, serves as the Fund’s independent registered public accounting firm, providing audit services preparation of tax returns, and review of certain documents to be filed with the U.S. Securities and Exchange Commission.

Legal Counsel.

Thompson Hine LLP, 41 S. High Street, Suite 1700, Columbus, OH 43215, serves as counsel to the Fund and to the Independent Managers.

Code of Ethics.

The Fund and the Adviser have each adopted a Code of Ethics to which all investment personnel and all other access persons of the Fund and the Adviser must conform. Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Under the Code of Ethics, investment personnel are prohibited from purchasing or selling any security that he or she knows or should have known is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund. Violations of the Codes of Ethics can result in penalties, suspension, or termination of employment.

Proxy Voting Policy.

The Fund has adopted Proxy Voting Policy and Procedures to: (1) ensure that the Fund votes proxies in the best interests of shareholders of the Fund with a view toward maximizing the value of their investments; (2) address any conflicts that may arise between Fund shareholders on the one hand, and “affiliated persons” of the Fund or of the Adviser (or its affiliates) on the other; (3) provide for oversight of proxy voting by the Board; and (4) provide for the disclosure of the Fund’s proxy voting records and this Policy.

The Fund has delegated the responsibility for voting proxies on behalf of the Fund with respect to all equity securities held by the Fund to the Adviser, in accordance with this Policy, subject to oversight by the Board. The Board has reviewed the Adviser’s Proxy Voting Policy and Procedures (the “Adviser’s Policy”) and has determined that it is reasonably designed to ensure that the Adviser will vote all proxies in the best interests of the Fund’s shareholders, untainted by conflicts of interests. The Fund’s Policy and the Adviser’s Policy are attached to this SAI at Appendix B. Both Policies are subject to Board oversight.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available: (1) without charge, upon request, by calling 833-X-SQUARE; (2) at the Fund’s website (http://xsquarecapital.com/); and (3) at the SEC’s website (www.sec.gov).

Portfolio Transactions.

Under the Advisory Agreement, the Adviser determines, subject to the general supervision of the Board, and in accordance with the Fund’s investment objectives, policies and limitations, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute their portfolio transactions. Portfolio securities purchased or sold through a broker-dealer usually include a brokerage commission. At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. These transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund. While the Adviser generally seeks competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below. The allocation of transactions to brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

Subject to the consideration by the Adviser to obtain the best net price and the most favorable execution of the order, factors considered by the Adviser in selecting brokers or dealers include, but are not limited to: the quality and promptness of their execution (e.g., price paid or obtained for a security, speed of execution, ability to “work” a large order, etc.); their effectiveness of transaction clearing and settlement; their liquidity and the amount of capital commitment by the broker or dealer; the degree to which they have been available and responsive to the Adviser; the quality and promptness of research and brokerage services provided to the Adviser (both in general and with respect to particular accounts); and whether the investment in question was brought to the Adviser’s attention by the particular broker-dealer.

Subject to the consideration of obtaining best execution, brokers and dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Fund. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fee payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

Multiple orders for the purchase or sale of the same security on behalf of clients of the Adviser are generally aggregated for block execution. The Adviser will aggregate transactions for block execution only upon making a good-faith determination that the accounts participating in the block trade will benefit from such aggregation, if such aggregation is consistent with the Adviser’s duty to seek best execution (including duty to seek best price) for its clients, and if such aggregation is consistent with the terms of the investment advisory agreement with each client for which trades are being executed.

All accounts participating in a block execution receive the same execution price for equity or fixed income securities purchased or sold, as the case may be, for such accounts on a trading day.

In the event that a proprietary account is participating with the Fund in the block transaction, the proprietary account may receive an allocation only when the allocation is performed on a pro rata basis across all participating clients. In the event that the Adviser deems it necessary to allocate the partially executed order on a basis other than pro rata, the proprietary account shall be excluded from receiving any allocation of the executed order, resulting in the allocation being made to the Fund only.

Investment decisions for the Fund are made independently from those made for any other account managed by the Adviser. Such other accounts may also invest in the securities and may follow similar investment strategies as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and any other account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to both the Fund and account. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain best execution. In making investment recommendations for the Fund, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of the Adviser or its affiliates.

During the fiscal year ended December 31, 2022, the Fund paid $4,623 in brokerage commissions.

As of December 31, 2022, the Fund held securities of OFG Bancorp, the parent company of Oriental Securities, one of the Fund's regular brokers or dealers, with an aggregate value of $97,149.

FINANCIAL STATEMENTS

The Fund’s annual reports to shareholders for the fiscal years ended December 31, 2022 and December 31, 2021 have been filed with the SEC. The financial statements and financial highlights in such annual reports are incorporated by reference into this SAI. The financial statements and financial highlights included in such annual report for the fiscal year ended December 31, 2022 and December 31, 2021 have been audited by Kevane Grant Thornton, LLP, the Fund’s independent registered public accounting firm, whose report thereon also appears in such annual report and is incorporated herein by reference. Information in the financial statements for periods prior to December 31, 2021 were audited by BDO Puerto Rico, PSC, the Fund’s former independent registered public accounting firm. No other parts of the annual reports are incorporated by reference.

ADDITIONAL INFORMATION

Description of Shares.

The Fund’s Limited Liability Company Agreement, as may be amended, (the “LLC Agreement”) authorizes the Board to issue an unlimited number of shares of the Fund, which are units of beneficial interest.

The Fund currently offers three separate classes of shares designated as Class A, Class C and Institutional Class shares. While the Fund presently intends to offer three classes of shares, it may offer other classes of shares as well in the future. Each class of shares will have differing characteristics, particularly in terms of the sales charges that shareholders in that class may bear, and the distribution and service fees that each class may be charged. Shares have no preemptive or other similar rights to subscribe to any additional shares or other securities issued by the Fund or the Board, whether of the same or another class and only such conversion or exchange rights as the Board may grant in its discretion.

The Fund may be dissolved upon the affirmative vote to dissolve the Fund by either (i) a majority of the members of the Board, or (ii) shareholders holding at least three-quarters (3/4) of the total number of votes eligible to be cast by all shareholders; or as required by operation of law.

Upon the liquidation of the Fund, after establishment of appropriate reserves for contingencies in such amounts as the Board or the liquidator, as applicable, deems appropriate in its sole discretion, the Fund’s assets will be distributed: (i) first to satisfy the debts, liabilities, and obligations of the Fund (other than debts to shareholders) including actual or anticipated liquidation expenses; (ii) next to repay debts, liabilities and obligations owing to the shareholders; and (iii) finally to the shareholders (including the Adviser) proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the shareholders in facilitating an orderly liquidation.

The Board may, in its sole discretion, and if determined to be in the best interests of the shareholders, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund. The use of a liquidating trust would be subject to the regulatory requirements of the 1940 Act and applicable Puerto Rico law, and could result in additional expenses to the shareholders.

Each shareholder will have the right to cast a number of votes, based on the value of such shareholder’s shares. Shareholders generally have the power to vote only: (a) for the election of one or more Managers in order to comply with the provisions of the 1940 Act (including Section 16(a) thereof); (b) with respect to any contract entered into by the Fund to the extent required by the 1940 Act; (c) with respect to termination of the Fund or class thereof to the extent required by applicable law; and (d) with respect to such additional matters relating to the Fund as may be required by the LLC Agreement or any registration of the Fund as an investment company under the 1940 Act or as the Board of Managers may consider necessary or desirable.

Shareholder and Manager Liability.

The Puerto Rico General Corporation Law provides that a shareholder of a Puerto Rico limited liability company, such as the Fund, shall be entitled to the same limitation of personal liability extended to shareholders of Puerto Rico corporations, and the LLC Agreement provides that shareholders of the Fund will be liable for the debts, obligations and liabilities of the Fund only to the extent of any contributions to the capital of the Fund (plus any accretions in value thereto prior to withdrawal).

The LLC Agreement provides that the members and former members of the Board and officers and former officers of the Fund shall not be liable to the Fund or any of the shareholders for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance or gross negligence of the duties involved in the conduct of their office or as otherwise required by applicable law. The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the members and former members of the Board and officers and former officers of the Fund (as well as certain other related parties) by the Fund (but not by the shareholders individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund. None of these persons shall be personally liable to any shareholder for the repayment of any positive balance in the shareholder’s capital account or for contributions by the shareholder to the capital of the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the LLC Agreement shall not be construed so as to limit liability or provide for indemnification of the members and former members of the Board, officers and former officers of the Fund, and the other persons entitled to such indemnification for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the LLC Agreement to the fullest extent permitted by law.

The LLC Agreement provides that the Board has broad powers to amend the LLC Agreement or approve the reorganization of the Fund, without the approval of shareholders, unless such approval is otherwise required by law. The LLC Agreement allows the Managers to take actions upon the authority of a majority of the Board by written consent in lieu of a meeting.

Shareholder Voting Procedures.

The LLC Agreement defines the rights and obligations of the Fund’s officers and provide rules for routine matters such as calling meetings. The LLC Agreement governs the use of proxies at shareholder meetings. According to the LLC Agreement, proxies may be given by telephone, computer, other electronic means or otherwise pursuant to procedures reasonably designed, as determined by the Board, to verify that the shareholder has authorized the instructions contained therein.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. A control person can have a significant impact on the outcome of a shareholder vote. The following table shows, to the best knowledge of the Fund, the beneficial or record holders of 5% or greater of each class of the Fund’s shares as of March 31, 2023:

X-Square Balanced Fund – Class A

Name and Address	% Ownership
NATIONAL FINANCIAL SERVICES LLC 82 DEVONSHIRE ST BOSTON, MA 02109	40.10%
CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO, CA 94105	30.68%
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY, NJ 07399	27.87%

X-Square Balanced Fund – Class C

Name and Address	% Ownership
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY, NJ 07399	82.97%
NATIONAL FINANCIAL SERVICES LLC 82 DEVONSHIRE ST BOSTON, MA 02109	16.24%

X-Square Balanced Fund – Institutional Class

Name and Address	% Ownership
PERSHING LLC 95 CHRISTOPHER COLUMBUS DR. JERSEY CITY, NJ 07399	90.22%
NATIONAL FINANCIAL SERVICES LLC 82 DEVONSHIRE ST BOSTON, MA 02109	6.72%

Miscellaneous.

The Fund is registered with the SEC as an open-end management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Fund. The Prospectus and this SAI do not include certain information contained in the registration statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

APPENDIX A – DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

[1]	A long-term rating can also be used to rate an issue with short maturity.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term obligation ratings provide DBRS Morningstar’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar long-term obligation ratings provide DBRS Morningstar’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS Morningstar for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer default ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue level ratings are also assigned, often include an expectation of recovery and may be notched above or below the issuer level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

DBRS Morningstar offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on DBRS Morningstar’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. DBRS Morningstar issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. DBRS Morningstar credit ratings are determined by credit rating committees.

APPENDIX B - PROXY VOTING POLICIES

X-Square Balanced Fund, LLC Proxy Voting Policies and Procedures

X-Square Balanced Fund, LLC (the “Fund”) has adopted a Proxy Voting Policy used to determine how the Fund votes proxies relating to their portfolio securities. Under the Fund’s Proxy Voting Policy, each Fund has, subject to the oversight of the Fund’s Board, delegated to the Adviser the following duties: (1) to make the proxy voting decisions for the Fund, subject to the exceptions described below; and (2) to assist the Fund in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act.

In cases where a matter with respect to which a Fund was entitled to vote presents a conflict between the interest of a Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Adviser’s Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board.

The Fund’s Chief Compliance Officer shall ensure that the Adviser has adopted a Proxy Voting Policy, which it uses to vote proxies for its clients, including the Fund.

1.	General

The Fund believe that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

2.	Delegation to the Adviser

The Fund believes that the Adviser is in the best position to make individual voting decisions for the Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Adviser is hereby delegated the following duties:

a)	to make the proxy voting decisions for the Fund, in accordance with the Adviser’s Proxy Voting Policy, except as provided herein; and

b)	to assist the Fund in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Fund are entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent managers of the Board, must approve each Adviser’s Proxy Voting and Disclosure Policy (the “Adviser Voting Policy”) as it relates to the Fund. The Board must also approve any material changes to the Adviser Voting Policy no later than six (6) months after adoption by an Adviser.

3.	Conflicts

In cases where a matter with respect to which a Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Adviser Voting Policy, provided such specific voting policy was approved by the Board.

Adopted: January 29, 2019

B-1

X-Square Capital, LLC Proxy Voting Policies and Procedures

Policies and Procedures

Proxy Voting

X-  Square Capital, LLC (“X-Square”) has adopted the following proxy voting procedures designed to ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately:

●	The CCO determines at the inception of the advisory relationship whether the Client or X-Square will retain proxy voting authority and whether the Client has provided X-Square with any instructions on how to vote its proxies. The CCO should document any instance where a Client has retained proxy voting authority or given X-Square proxy voting instructions.

●	The CCO coordinates with the Client’s custodian to ensure that either X-Square receives copies of the Client’s proxy statements or that the proxy statements are forwarded to the Client/Client’s designee.

●	Each proxy received is evaluated by the Investment Committee on a case-by-case basis. The Investment Committee decides whether to vote a proxy and, if so, how to vote a proxy. The Investment Committee may decide to abstain if it believes that abstaining is in the best interest of the Client.

●	When evaluating each proxy, the Investment Committee will consider any Client-specific instructions and whether X-Square is subject to any material conflict of interest. It is impossible to anticipate all material conflicts of interest that could arise in connection with proxy voting. The following examples are meant to help Portfolio Managers identify potential conflicts:

○	X-Square provides investment advice to an officer or director of an Issuer. X-Square receives a proxy solicitation from that Issuer, or from a competitor of that Issuer; and

○	An Employee, or a member of an Employee’s household, has a personal or business relationship with an Issuer. X-Square receives a proxy solicitation from that Issuer.

●	If the Investment Committee detects a material conflict of interest, it will consult with an independent third party, a third-party proxy voting service’s proxy voting guidelines, or Outside Counsel.

●	If no material conflict of interest is identified or if the conflict is appropriately addressed (as discussed above), the Investment Committee or will seek to vote the proxy for the relevant Client in the Client’s best interest or in accordance with the Client’s instructions.

●	The CCO will document each decision to vote or to abstain.

○	The documentation should be sufficient to retroactively substantiate X-Square’s rationale for voting or abstaining.

○	If X-Square votes the same proxy in two directions, the CCO will maintain documentation describing the reasons for each vote (e.g., X-Square believes that voting with management is in Clients’ best interests, but Client X gave specific instructions to vote against management).

●	Proxies received after a Client terminates its advisory relationship with X-Square will not be voted. The CCO will promptly return such proxies to the sender, along with a statement indicating that X- Square’s advisory relationship with the Client has terminated, and that future proxies should not be sent to X-Square.

B-1

PART C. OTHER INFORMATION

Item 28.  Exhibits

(a)	Limited Liability Company Agreement of the Registrant(3)
(b)	Not applicable.
(c)	The rights of holders of the securities being registered are set out in Articles I-VIII in the Limited Liability Company Agreement referenced in Exhibit (a) above. (1)
(d) (1)	Investment Advisory Agreement between the Registrant and X-Square Capital, LLC (2)
(d) (2)	Expense Reimbursement Agreement between the Registrant and X-Square Capital, LLC (3)
(e)	Distribution Agreement between the Registrant and ALPS Distributors, Inc. (2)
(f)	None.
(g)	Custody Agreement between the Registrant and MUFG Union Bank, N.A. (2)
(h)(1)	Sub-Administration, Bookkeeping and Pricing Services Agreement between the Registrant and ALPS Fund Services, Inc. (4)
(h)(2)	Amendment No. 1 to the Sub-Administration, Bookkeeping and Pricing Services Agreement between the Registrant and ALPS Fund Services, Inc. (4)
(h)(3)	Transfer Agency and Services Agreement between the Registrant and ALPS Fund Services, Inc. (2)
(h)(4)	Amendment No. 1 to Transfer Agency and Services Agreement between Registrant and ALPS Fund Services, Inc. (4)
(i)	Opinion and Consent of Counsel—filed herewith.
(j)(1)	Consent of Kevane Grant Thornton, LLP – filed herewith.
(k)	Not applicable.
(l)	Not Applicable.
(m)	Distribution and Services Plan(3)
(n)	Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class Fund(3)
(p) (1)	Code of Ethics of Registrant (2)
(p) (2)	Code of Ethics of X-Square Capital, LLC (2)
(q)	Power of Attorney(5)

(1)	Previously filed with the Securities and Exchange Commission (the “SEC”) as part of the Registrant’s Registration Statement (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”) on January 11, 2019 and hereby incorporated by reference.

(2)	Previously filed with the SEC as part of Pre-Effective Amendment No. 1 to the Registration Statement under the Securities Act and Amendment No. 1 to the Registration Statement under 1940 on September 18, 2019, and hereby incorporated by reference.

(3)	Previously filed with the SEC as part of Post-Effective Amendment No. 2 to the Registration Statement under the Securities Act and Amendment No. 4 to the Registration Statement under 1940 on April 29, 2020, and hereby incorporated by reference.

(4)	Previously filed with the SEC as part of Post-Effective Amendment No. 4 to the Registration Statement under the Securities Act and Amendment No. 6 to the Registration Statement under 1940 on April 30, 2021, and hereby incorporated by reference.

(5)	Previously filed with the SEC as part of Post-Effective Amendment No. 5 to the Registration Statement under the Securities Act and Amendment No. 7 to the Registration Statement under 1940 on April 29, 2022, and hereby incorporated by reference.

Item 29. Persons Controlled by or Under Common Control with Registrant

None.

Item 30. Indemnification

Section 3.7 of Registrant’s Limited Liability Company Agreement, incorporated herein as Exhibit (a) hereto, provides for the indemnification of Registrant’s Managers and officers.

In no event will Registrant indemnify any of its managers or officers against any liability to which such person would otherwise be subject by reason of his willful misfeasance or gross negligence of the duties involved in the conduct of his or her office. Registrant will comply with Rule 484 under the Securities Act of 1933, as amended (the “1933 Act”) and Release No. 11330 under the Investment Company Act of 1940, as amended, in connection with any indemnification.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, directors, officers and controlling persons of the Registrant pursuant to the Limited Liability Company Agreement or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

The Registrant’s various agreements with its service providers provide for indemnification.

Item 31. Business and Other Connections of the Investment Adviser

X-Square Capital, LLC

X-Square Capital, LLC is an investment advisor registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this Item 31 of the officers and directors of X-Square Capital, LLC, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by X-Square Capital, LLC pursuant to the Advisers Act (SEC No. 801-88171).

Item 32.	Principal Underwriter

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1WS Credit Income Fund, 1290 Funds, abrdn ETFs, Alpha Alternative Assets Fund, ALPS Series Trust, Alternative Credit Income Fund, Apollo Diversified Credit Fund (fka Griffin Institutional Access Credit Fund), Apollo Diversified Real Estate Fund (fka Griffin Institutional Access Real Estate Fund), The Arbitrage Funds, AQR Funds, Axonic Alternative Income Fund, Axonic Funds, BBH Trust, Bluerock High Income Institutional Credit Fund, Bluerock Total Income+ Real Estate Fund, Brandes Investment Trust, Bridge Builder Trust, Cambria ETF Trust, Centre Funds, CIM Real Assets & Credit Fund, CION Ares Diversified Credit Fund, Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, CRM Mutual Fund Trust, DBX ETF Trust, Emerge ETF Trust, ETF Series Solutions, Flat Rock Core Income Fund, Flat Rock Opportunity Fund, Financial Investors Trust, Firsthand Funds, FS Credit Income Fund, FS Energy Total Return Fund, FS Series Trust, FS Multi-Alternative Income Fund, Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust, Graniteshares ETF Trust, Hartford Funds Exchange-Traded Trust, Hartford Funds NextShares Trust, Heartland Group, Inc., IndexIQ Active ETF Trust, IndexIQ ETF Trust, Investment Managers Series Trust II (AXS-Advised Funds), Janus Detroit Street Trust, Lattice Strategies Trust, Litman Gregory Funds Trust, Manager Directed Portfolios (Spyglass Growth Fund), MassMutual Premier Funds, MassMutual Advantage Funds, Meridian Fund, Inc., MVP Private Markets Fund, Natixis ETF Trust, Natixis ETF Trust II, Opportunistic Credit Interval Fund, PRIMECAP Odyssey Funds, Principal Exchange-Traded Funds, RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Sprott Funds Trust, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV, Stone Ridge Trust V, Stone Ridge Trust VI, Stone Ridge VIII, Stone Ridge Residential Real Estate Income Fund I, Inc., Thrivent ETF Trust, USCF ETF Trust, Valkyrie ETF Trust II, Wasatch Funds, WesMark Funds, Wilmington Funds, XAI Octagon Credit Trust, X-Square Balanced Fund, X-Square Series Trust and YieldStreet Prism Fund.

(b)	To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Stephen J. Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	None
Patrick J. Pedonti**	Vice President, Treasurer and Assistant Secretary	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Jason White***	Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Liza Orr	Vice President, Senior Counsel	None
Jed Stahl	Vice President, Senior Counsel	None
Terence Digan	Vice President	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Hilary Quinn	Vice President	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

**	The principal business address for Mr. Pedonti is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

***	The principal business address for Mr. White is 4 Times Square, New York, NY 10036.

Item 33. Location of Accounts and Records

(1)(a)	X-Square Capital, LLC, Popular Center Building, 208 Ponce De Leon Ave., Suite 1111, San Juan, PR, 00918 (records related to its services as the Registrant’s investment adviser and administrator).
(2)	U.S. Bank, N.A., 1555 N. Rivercenter Dr., Milwaukee, WI 53212 (records related to its services as Registrant’s custodian).
(3)	ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO, 80203 (records related to its services as Registrant’s administrator and transfer agent).
(4)	ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, CO, 80203 (records related to its services as Registrant’s distributor).

Item 34. Management Services

None.

Item 35. Undertakings

None.

NOTICE

A copy of the Limited Liability Company Agreement of Registrant is on file with the Department of State of Puerto Rico and notice is hereby given that this Registration Statement has been executed on behalf of Registrant by the Managers of Registrant as Managers, and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Managers, officers or members of Registrant individually but are binding only upon the assets and property of Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of San Juan, Puerto Rico on the 28th day of April, 2023.

X-Square Balanced Fund, LLC
(Registrant)

By:	/s/ Ignacio Canto
Ignacio Canto
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Ignacio Canto	President and Manager	April 28, 2023
Ignacio Canto

/s/ Cristinia Perez	Treasurer (Principal Financial Officer and Principal Accounting Officer)	April 28, 2023
Cristina Perez

*/s/ Luis Roig	Manager	April 28, 2023
Luis Roig

*/s/ Ramón Ponte	Manager	April 28, 2023
Ramón Ponte

*/s/ Denisse Rodriguez	Manager	April 28, 2023
Denisse Rodriguez

*By:	/s/ Ignacio Canto
Ignacio Canto
*Attorney-In Fact (pursuant to Powers of Attorney as previously filed on April 29, 2022).

X-SQUARE BALANCED FUND, LLC

INDEX TO EXHIBITS

Exhibit Number

(i)	Opinion and Consent of Thompson & Hine LLP
(j)(1)	Consent of Kevane Grant Thornton, LLP